FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2021


Universal Solar Technology, Inc.

(Exact name of registrant as specified in its charter)


Nevada 000-1434389 82-4307598

(State or other jurisdiction

of incorporation) (Commission File Number) (I.R.S. Employer

Identification No.)

10685 Hazel Hurst Drive, Suite 21698

Houston, Texas 77043

(Address of principal executive offices) (Zip Code)

(832) 991-2275

(Registrants telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)


Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)


Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))


Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))


________________________________________


Item 8.01.Other Events.

Item 1 of 1. Entry into a material events:

General


Universal Solar Technology, Inc. announces that the UNSS Board of Directors has directed staff to file an S-1 or appropriate document in support of the Entrex Oil and Gas Market.

Due to the unique nature of the anticipated S1 - Stephen H. Watkins has been authorized to work with the SEC to determine the best way to file the document on behalf of UNSS or any majority owned subsidiaries entities.

This is not an offer to sell securities. This is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests or any other securities of UNSS or Entrex. Any such offer will be made only pursuant to the Regulation D PIPE Information Memorandum.

All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

if to Parent, to:

Chairman of the Board of Directors
Universal Solar Technology, Inc
10685 Hazel Hurst Drive, Suite 21698
Houston, TX 77043
Attention: Paul D. Landrew
Email: Paul.Landrew@universalsolartechnology.com

if to the Company to:

Entrex Holding Company (EHCo, LLC)
150 East Palmetto Park Road
Boca Raton, FL 33432
Attention: Stephen H. Watkins
Email: SWatkins@entrex.net

________________________________________



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2021


UNIVERSAL SOLAR TECHNOLOGY, INC.

By: /s/    Paul D. Landrew

Name: Paul D. Landrew

Title: Chairman of the Board of Directors and Chief Executive Officer

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_________ATTACHMENT__________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-1

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933


Universal Solar Technology,
Inc.

(Exact Name Of Company As Specified In
Its Charter)

Nevada

26-0768064
(State of
Incorporation)

(I.R.S. Employer
Identification
No.)



11811 North
Freeway, Suite
500, Houston, TX

77060
(Address of
Principal
Executive Offices)

(ZIP Code)

Company's Telephone Number, Including
Area Code: 832-229-7046

Securities to be Registered Under
Section 12(g) of the Act: Common
Stock, $0.0001

(Title of Class)

Indicate by check mark whether the
Company is a large accelerated filer,
an accelerated filer, a non-
accelerated filer, a smaller reporting
company, or an emerging growth
company. See definition of "large
accelerated filer," "accelerated
filer," "smaller reporting company"
and "emerging growth company" in Rule
12b-2 of the Exchange Act.

Large accelerated
filer ?
Accelerated
filer ?
Non-accelerated
filer ?
Smaller reporting
company ?

Emerging growth
company ?

If an emerging growth company,
indicate by check mark if the Company
has elected not to use the extended
transition period for complying with
any new or revised financial
accounting standards provided pursuant
to Section 13(a) of the Exchange Act .



DRAFT
CALCULATION OF REGISTRATION FEE UNDER
THE SECURITIES ACT OF 1933
Title of
Securities
Being
Registered
Amount Being
Registered
Proposed
Maximum
Offering
Price Per
Certificate
Proposed
Maximum
Aggregate
Offering
Price(1)
Amount of
Registration
Fee(1)





2025 Entrex
Preferred
Oil and Gas
Income
Securities


10,000,000

$0.001

$10,000

$109.10





           When declared effective
pursuant to Section 8(c).

(1) Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.


As filed with the Securities and
Exchange Commission on January 8, 2021



UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-1

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933


2025 ENTREX PREFERRED OIL AND GAS
INCOME SECURITIES

The Registrant hereby submits this Registration
Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration
Statement shall thereafter become effective in accordance with Section 8(a) of the Securities
Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.



______________________________________
______________________________________
__________

Subject to Completion

Preliminary Prospectus Dated January
8, 2021

The information in this prospectus is
not complete and may be changed. We
may not sell these securities until
the registration statement filed with
the Securities and Exchange Commission
is effective. This prospectus is not
an offer to sell these securities and
is not soliciting an offer to buy
these securities in any state where
the offer or sale is not permitted.

PROSPECTUS

2025 Entrex Preferred Oil and Gas
Income Company



2025 Entrex Preferred Oil and Gas
Income Securities

We are a non-diversified company which
exchanges our 2025 Entrex Preferred
Oil and Gas Income Securities for
private company oil and gas production
(as a royalty) and provides income to
security holders pursuant to the
company's resultant cash flow.

The company exchanges the 2025 Entrex
Preferred Oil and Gas Income
Securities for contractual oil and gas
royalties, via a secured revenue
structure, of various private oil and
gas production companies.  Each
contract then provides the cash-flow
to compensate investors pursuant to
the contract terms.

Our expectation, pursuant to the
existing "exchange" contracts in
place, is to provide each 2025 Entrex
Preferred Oil and Gas Income Security
$28 per year royalty payment, each of
the next five years paid quarterly,
through and including 2025 at which
time, once a combined total of $140
has been paid the Company shall
automatically redeem the 2025 Entrex
Preferred Oil and Gas Income Company's
Security/ies from owners.

Our strategy is only to execute
contracts which represent a maximum of
33% of the historical net cash-flows
of private oil and gas companies
allowing their contractual payments to
the company to be derived pursuant to
the share of top-line GAAP gross
revenues of the private oil and gas
companies.

We may offer, from time to time, in
one or more offerings, or series of
securities, which extend the amount or
term of the 2025 Entrex Preferred Oil
and Gas Income Company's Securities.

The 2025 Entrex Preferred Oil and Gas
Income Company's Securities may be
offered at prices and on terms to be
described in one or more supplements
to this prospectus.

We currently expect that the initial
offering price of our 2025 Entrex
Preferred Oil and Gas Income Company's
Securities will be $.001 per security
and will be sold to various private
oil and gas producing companies.  Each
company, contractually, which buys
this offering's 2025 Entrex Preferred
Oil and Gas Income Company's
Securities shall commit to pay each
security purchased $28 a year for each
of the subsequent five years (assuming
purchased in 2021).

Once the 2025 Entrex Preferred Oil and
Gas Income Company's Security is sold
to the company producing such
financial commitment - they can resell
the security to various income buyers.
Each year through the end of 2025 when
the 2025 Entrex Preferred Oil and Gas
Income Company's Security is redeemed
by the company we expect $140.00 to be
paid to investors from revenues of the
various original oil and gas private
companies.

We anticipate the 2025 Entrex
Preferred Oil and Gas Income Company's
Securities to be listed on an over the
counter exchange and traded on a Net
Present Value of the anticipated cash-
flow.

Investing in our securities involves
risks.  See "Risk Factors".


Per 2025
Entrex
Preferred
Oil and Gas
Income
Company's
Security
Certificate
Total
Public
offering price
$.001
$10,000
Sales load
(broker
discounts and
commissions)
0
0
Proceeds to
us, before
expenses(1)
..001
$10,000
--------------------------------------
--------------------------------------
----

The Registrant anticipates amending
this Registration Statement on such
date or dates as may be necessary to
delay its effective date until the
Registrant shall file a further
amendment which specifically states
that this Registration Statement shall
thereafter become effective in
accordance with Section 8(a) of the
Securities Act of 1933 or until the
Registration Statement shall become
effective on such date as the
Securities and Exchange Commission,
acting pursuant to said Section 8(a),
may determine.

This prospectus contains important
information about us that you should
know before investing in our 2025
Entrex Preferred Oil and Gas Income
Company's Securities.  Please read it
before making an investment decision
and keep if for future reference.
After the completion of this offering,
we will be required to file annual,
quarterly and current reports, proxy
statements and other information about
us with the Securities and Exchange
Commission.  This information will be
available free of charge by writing to
the Universal Solar Technology, Inc.
at 11811 North Freeway, Suite 500,
Houston, TX 77060 or telephone by
calling collect 832-229-7046 or by
visiting our website at
https://www.entrex.market/.
Information contained in our website
is not incorporated by reference into
this prospectus, and you should not
consider that information to be part
of this prospectus. You may also
obtain information about us from the
Securities and Exchange Commission's
website (http://www.sec.gov).

Neither the Securities and Exchange
Commission nor any state securities
commission has approved or disapproved
of these securities or determined if
this prospectus is truthful or
complete. Any representation to the
contrary is a criminal offense.

Universal Solar Technology, Inc.
expects that the shares of our
preferred stock will be ready for
delivery to purchasers on or about
July 1, 2021.

Investing in our securities involves
significant risks. See "Risk Factors".

This prospectus may not be used to
consummate sales of securities unless
accompanied by a prospectus
supplement, if any.

The date of this prospectus is January
7, 2021.

You should rely only on the
information contained in this
prospectus and any accompanying
prospectus supplements, if any.  We
have not authorized any dealer,
salesperson or other person to provide
you with different information or to
make representations as to matters not
stated in this prospectus and any
accompanying prospectus supplements,
if any.  If anyone provides you with
different or inconsistent information,
you should not rely on it. This
prospectus or any accompanying
prospectus supplement is not an offer
to sell, or a solicitation of an offer
to buy, any securities by any person
in any jurisdiction where it is
unlawful for that person to make such
an offer or solicitation or to any
person in any jurisdiction to whom it
is unlawful to make such an offer or
solicitation. The information in this
prospectus and any accompanying
prospectus supplements is accurate
only as of the date of this prospectus
or such prospectus supplement, as
applicable, and under no circumstances
should the delivery of this prospectus
or any accompanying prospectus
supplement or the sale of any
securities imply that the information
in this prospectus or such
accompanying prospectus supplement is
accurate as of any later date or that
the affairs of Private Company
Composite Index, Inc. have not changed
since the date hereof or thereof. We
will update the information in these
documents to reflect material changes
only as required by law.  Our
business, financial condition, results
of operations and prospectus may have
changed since then.



You should rely only on the
information contained in this
prospectus. We have not authorized any
dealer, salesperson or other person to
provide you with different information
or to make representations as to
matters not stated in this prospectus.
If anyone provides you with different
or inconsistent information, you
should not rely on it. This prospectus
is not an offer to sell, or a
solicitation of an offer to buy, any
shares of securities by any person in
any jurisdiction where it is unlawful
for that person to make such an offer
or solicitation or to any person in
any jurisdiction to whom it is
unlawful to make such an offer or
solicitation. The information in this
prospectus is accurate only as of its
date, and under no circumstances
should the delivery of this prospectus
or the sale of any securities imply
that the information in this
prospectus is accurate as of any later
date or that our affairs have not
changed since the date hereof.


TABLE OF CONTENTS

The 2025 Entrex Preferred Oil and Gas
Income Securities and our logo and
other trademarks of Universal Solar
Technology, Inc.  mentioned in this
prospectus are the property of
Universal Solar Technology, Inc.   All
other trademarks or trade names
referred to in this prospectus are the
property of their respective owners.




PROSPECTUS SUMMARY

      This summary highlights some of
the information in this prospectus and
may not contain all of the information
that is important to you. You should
read carefully the more detailed
information set forth under "Risk
Factors" and the other information
included in this prospectus. Except as
otherwise noted, all information in
this prospectus assumes no exercise of
the underwriters' option to purchase
additional shares.  In this
prospectus, unless the context
otherwise requires, the "Company,"

OVERVIEW

We are a non-diversified company which
exchanges our 2025 Entrex Preferred
Oil and Gas Income Securities for
private company oil and gas production
(as a royalty) and provides income to
security holders pursuant to the
company's resultant cash flow.

The company exchanges the 2025 Entrex
Preferred Oil and Gas Income
Securities for contractual oil and gas
royalties, via a secured revenue
structure, of various private oil and
gas production companies.  Each
contract then provides the cash-flow
to compensate investors pursuant to
the contract terms.

Our expectation, pursuant to the
existing "exchange" contracts in
place, is to provide each 2025 Entrex
Preferred Oil and Gas Income Security
$28 per year royalty payment, each of
the next five years paid quarterly,
through and including 2025 at which
time, once a combined total of $140
has been paid the Company shall
automatically redeem the 2025 Entrex
Preferred Oil and Gas Income Company's
Security/ies from owners.

Our strategy is only to execute
contracts which represent a maximum of
33% of the historical net cash-flows
of private oil and gas companies
allowing their contractual payments to
the company to be derived pursuant to
the share of top-line GAAP gross
revenues of the private oil and gas
companies.

We may offer, from time to time, in
one or more offerings, or series of
securities, which extend the amount or
term of the 2025 Entrex Preferred Oil
and Gas Income Company's Securities.

The 2025 Entrex Preferred Oil and Gas
Income Company's Securities may be
offered at prices and on terms to be
described in one or more supplements
to this prospectus.

We currently expect that the initial
offering price of our 2025 Entrex
Preferred Oil and Gas Income Company's
Securities will be $.001 per security
and will be exchanged with various
private oil and gas producing
companies.  Each company,
contractually, which buys this
offering's 2025 Entrex Preferred Oil
and Gas Income Company's Securities
shall commit to pay each security
purchased $28 a year for each of the
subsequent five years (assuming
purchased in 2021).

Our objective is to provide efficient
access to capital for private oil and
gas producers while offering investors
current income via our 2025 Entrex
Preferred Oil and Gas Income Company's
Securities.

The 2025 Entrex Preferred Oil and Gas
Income Company's Securities have a
five year life expectancy and are
expected to produce $28 in royalty
income to the, then present owner, per
year for five years terminating in
2025.  Once the $140.00 in royalty
payments have been made to the owners
of the 2025 Entrex Preferred Oil and
Gas Income Company's Securities the
security shall be automatically
redeemed by the Company.

Private Companies which produce income
and commit to pay the Company the $28
royalty income for each of the next
five years, terminating in 2025, will
be sold 2025 Entrex Preferred Oil and
Gas Income Company's Securities shares
for resale.

Companies who exchange their oil and
gas production for our Securities,
via our royalty contract, may then
sell their shares of the 2025 Entrex
Preferred Oil and Gas Income Company's
Securities to market which provides
them capital.   The resultant
anticipated gain is reduced via their
implied interest payments which we
believe, pursuant to CPDI (Contingent
Payment Debt Instruments),  shall
reduce the gain over the term of the
contract..

The process provides private oil and
gas companies access to capital while
providing investors access to a
publicly tradable preferred equity
security which provides anticipated
income to the holder.   We believe
this security model supports both the
investors interest and private company
capital creation.

Our Board

Our single Board-Member, Stephen H.
Watkins, is both the Chairman and CEO
of the company.
Mr. Watkins is an experienced
entrepreneur founding several
successful information and business
services companies; two of which grew
to billion-dollar market cap
companies.
His role at the 2025 Entrex Preferred
Oil and Gas Income Company is to
support entrepreneurial capital
formation alongside the initiatives of
the Entrex Capital Market.   He is
responsible at Entrex for the overall
Entrex business strategy, development
of key strategic relationships,
marketing strategy, and marketing
communications.
His efforts raising capital for those
companies repeatedly demonstrated the
inefficient and unstructured path that
entrepreneurial companies traverse to
gain exposure and credibility in the
capital markets and financial
community. These experiences inspired
Mr. Watkins to conceive a capital
market for entrepreneurial companies
and to establish Entrex. Mr. Watkins
authored: "Capital Can't Fund What it
Can't Find", which focused on capital
markets, capital formation and capital
access for entrepreneurial companies.
Mr. Watkins has been active in the US
Chamber of Commerce, Fortune Small
Business, and other global business
forums which provide him regular
opportunities to speak to
entrepreneurial company CEO's about
Growth, Financing and Capital
formation and discuss Entrex.

MARKET OPPORTUNITY

There are over 9000 independent oil
and gas companies in the United States
and a multitude of smaller private oil
and gas companies - yet less than 500
have access to capital through the
public capital market.

We believe the 8500 companies are
challenged by an inefficient capital
market which we hope establish an
efficient way for these private
entrepreneurial companies to access
capital.   Despite the recent attempts
at creating market efficiencies by the
Security and Exchange Commission -
broker dealers are increasingly
avoiding the regulatory challenges of
private company offerings which
experience significant scrutiny by the
regulator while secondarily these
private securities offer illiquidity
and pricing challenges to buyers of
private securities.

The 2025 Entrex Preferred Oil and Gas
Income Company's
objective is
twofold;

*	To provide current income
distributions for shareholders
revenue royalties payment
streams;

And

*	To create private capital
market efficiency for cash-
flowing private oil and gas
companies.
..




The 2025 Entrex Preferred Oil and Gas
Income Company's
Business Model
Highlights:

o	A focus on
smaller
credit worthy
Oil and Gas
companies
that have
proven
historical
production
and cash-
flow;

o	2025 Entrex
Preferred Oil
and Gas
Income
Company's
will sell, in
exchange for
an annual
royalty
expectation
of $28 per
year (paid
quarterly)
for five
years shares
of this
offering;

o	On a
quarterly
basis the
2025 Entrex
Preferred Oil
and Gas
Income
Company shall
distribute to
its investors
the collected
royalties
equal to five
years at $28
or until a
total of $140
has been paid
to the 2025
Entrex
Preferred Oil
and Gas
Income
Company
Securities
certificate
holders;

o	In exchange
for the 2025
Entrex
Preferred Oil
and Gas
Income
Company's
Securities
each company
will enter
into a
royalty
contract to
provide the
$28 annually
to the
Company and
its
investors.

The 2025 Entrex Preferred Oil and Gas
Income Company's will exchange our
2025 Entrex Preferred Oil and Gas
Income Company securities via a
royalty contracts executed between
select private oil and gas companies
with royalty proceeds being paid to
the 2025 Entrex Preferred Oil and Gas
Income Company.  These proceeds shall
then be distributed, on a preferred
basis, to the certificate holders of
the 2025 Entrex Preferred Oil and Gas
Income Company's Securities.
Contractually the 2025 Entrex
Preferred Oil and Gas Income Company
expects to issue a royalty to each
certificate holder equal to $28.00 a
year or until $140 per certificate has
been paid.   Once $140 has been paid
to certificate holders the 2025 Entrex
Preferred Oil and Gas Income Company's
Preferred Shares shall be
automatically redeemed by the company
at no charge.

Only companies which are established
as Entrex Registered Member Companies
(RMC), or those that agree to become
such, will candidates for shares of
the 2025 Entrex Preferred Oil and Gas
Income Company,  Entrex is a neutral
entity (although there are common
shareholders and management in 2025
Entrex Preferred Oil and Gas Income
Company and Entrex) which employs a
proprietary patent-pending
methodology, guiding companies through
a series of procedures which
ultimately provide these companies
with exposure and credibility to the
institutional financial community.

*	All Entrex Registered Member
Companies provide periodic
financial data, similar in
structure to SEC EDGAR financial
reporting requirements.
*	Entrex methodologies provide
clarity and transparency about
the companies participating in
the 2025 Entrex Preferred Oil and
Gas Income Company.  Through
Entrex, this data may be made
available to investors, and
potential investors, in 2025
Entrex Preferred Oil and Gas
Income Company.
*	2025 Entrex Preferred Oil and Gas
Income Company will meet the
quarterly and annual financial
reporting standards as applicable
through registration.

The 2025 Entrex Preferred Oil and Gas
Income Company's revenue royalty
contract is simple; a private oil and
gas company, pursuant to the revenue
royalty contract, agrees to pay a
percentage of their monthly revenues
for a period of 5 years or $140 per
2025 Entrex Preferred Oil and Gas
Income Company certificate in exchange
for our 2025 Entrex Preferred Oil and
Gas Income Company Securities.

Revenue royalty contracts shall be
entered into by 2025 Entrex Preferred
Oil and Gas Income Company's and each
company are consistent and will not be
changed pursuant to terms of the
royalty contract.   Any defaults of
the revenue royalty contracts shall be
managed by an external party and shall
continue, via the contracts secured
interests, until the terms of said
agreement are fully fulfilled.

At closing, the 2025 Entrex Preferred
Oil and Gas Income Company's will
establish a security interest in
specific assets of the revenue royalty
contract counter-party and shall have
rights to place liens on those assets
in the event of a default of the
revenue royalty contract by the
company. At any point, if the
contractual terms are not being
adhered to (including but not limited
to financial reporting), use of the
assets can be terminated.

COMPETITIVE ADVANTAGES

We believe that we can successfully
compete with other providers of
capital in the markets in which we
compete for the following reasons:

1.	Private Oil and Gas Companies
have an arduous and
inefficient path to capital.

2.	Private Oil and Gas Royalties,
albeit more efficient than
some securities, are sold not
bought.  Our expectation is
the same cash-flows of
traditional private oil and
gas companies can be shared
through the 2025 Entrex
Preferred Oil and Gas Income
Company's securities while
offering investors access to
liquidity and pricing
utilizing the public market
infrastructure.

3.	We believe the 2025 Entrex
Preferred Oil and Gas Income
Company Securities shall offer
investors access to a risk-
adjusted yield which is fair
for private oil and gas
companies while being
competitive within the
alternative yield category.

RISK FACTORS

Investing in this offering involves
risks. The following is a summary of
certain risks that you should
carefully consider before investing in
our securities.

Risks Related to our Business.

*	We have no operating history.

*	Our management team has no
experience in the oil and gas
sector.

*	We are dependent upon companies
to provide the cash-flow
stipulated in the royalty
agreement to meet the payment
terms of the 2025 Entrex
Preferred Oil and Gas Income
Company Securities.

*	If we are unable to find private
oil and gas companies to sell our
2025 Entrex Preferred Oil and Gas
Income Company's securities we
may not have secondary trading of
the security.

*	We operate in a highly
competitive market for capital.

*	There is a risk that we may not
receive revenue royalties to make
the preferred distributions.

*	Any unrealized losses we
experience may be an indication
of future realized losses, which
could reduce our income available
for distribution.

*	We may experience fluctuations in
our operating results.

*	We will be exposed to risks
associated with changes in
interest rates.

*	If we incur additional debt, it
could increase the risk of
investing in our Company.

*	Because we intend to distribute
substantially all of our income
and net realized capital gains to
our common security holders, we
will need additional capital to
finance our growth.

*	Our Board of Directors may change
our investment objective,
operating policies and strategies
without prior notice or
stockholder approval.

Risks Related to our Royalty contracts

*	Revenue royalties are a new form
of investment and certain
regulatory, accounting and tax
treatments with respect to 2025
Entrex Preferred Oil and Gas
Income Company's Certificates
remain uncertain.

*	Our portfolio will consist
primarily of revenue royalty
contracts issued by privately
held companies and the
performance of such companies
will be difficult to predict.

*	Our revenue royalties may be
risky, and you could lose all or
part of your investment.

*	Economic recessions or downturns
could impair our revenue royalty
contracts and harm our operating
results.

*	Defaults by our revenue royalty
contracts could harm our
operating results.

*	We may not be in a position to
control our revenue royalty
contracts ability to pay our
indicated preferred payments.

*	Prepayments of our revenue
royalty contracts could adversely
impact our results of operations
and reduce returns.

*	Our portfolio companies may incur
debt that ranks equally with our
revenue royalty contracts.

*	There may be circumstances where
our royalty contracts  could be
subordinated to claims of other
creditors or we could be subject
to lender liability claims.

*	The lack of liquidity in our
royalty contracts  may adversely
affect our business.

*	Our royalty contracts  may be
limited to one industry or one
industry segment, which may
adversely affect our returns.

Risks Related to Our Operation.

*	Our ability to enter into
transactions with our affiliates
will be restricted.

*	Regulations governing our
operation will affect our ability
to, and the way in which we raise
additional capital.

*	Changes in the laws or
regulations governing our
business, or changes in the
interpretations thereof, and any
failure by us to comply with
these laws or regulations, could
negatively affect the
profitability of our operations.

*	If our primary revenue royalty
contracts are not deemed to be
qualifying assets, we could be
precluded from buying revenue
royalty contracts according to
our current business strategy.

*	If tax treatment of the revenue
royalty contracts changes for
both the Company and the
providers of the revenue royalty
contracts we may be subject to
corporate-level income tax, which
will adversely affect our results
of operations and financial
condition.

Risks Related to this Offering

*	Revenue royalty contracts are a
new investment product and so
their regulatory, accounting and
tax treatments remain untested.

*	Prior to this offering, there has
been no public market for our
securities, and we cannot assure
you that the market price of our
securities will not decline
following the offering.

*	Our securities price may be
volatile and may fluctuate
substantially.

*	Our individual revenue royalty
contracts are not listed, and do
not trade, on any exchange, and
there are restrictions on the
transfer which affect their
marketability and may affect the
price of this offering.

*	Investing in our securities may
involve an above average degree
of risk.

*	Investors in this offering will
incur immediate dilution upon the
closing of the offering.

*	If a substantial number of shares
becomes available for sale and
are sold in a short period of
time, the market price of our
securities could decline.

*	Our principal  security holders
will continue to have substantial
ownership in common shares of the
company after this offering and
this could limit your ability to
influence the outcome of key
transactions, including a change
of control.

*	Certain provisions of the Nevada
General Corporation Law and our
certificate of incorporation and
bylaws could deter takeover
attempts and have an adverse
impact on the price of our
securities.

OUR CORPORATE INFORMATION

Our principal executive offices are
located at 11811 North Freeway, Suite
500, Houston, TX 77060, and our
telephone number is 832-229-7046. We
maintain a website on the Internet at
https://entrex.market/.   Information
contained in our website is not
incorporated by reference into this
prospectus, and you should not
consider that information to be part
of this prospectus.


THE OFFERING

2025 ENTREX PREFERRED OIL AND GAS
INCOME CERTIFICATES
Investment Return:
A registered holder of our 2025
Entrex Preferred Oil and Gas
Income Company's Certificates
holds a preferred equity
instrument payable via royalty
payments equal to $28 annually for
the five years starting 2021 thru
2025.  On each quarterly payment
date, we will pay the current
holder of a 2025 Entrex Preferred
Oil and Gas Income Company's
Certificates Certificate the
greater of (i) $7 or (ii) the
proportional amount paid by the
original revenue royalty contract
holder.   Upon $140 being paid in
full to the certificate holders of
record the 2025 Entrex Preferred
Oil and Gas Income Company's
Certificate shall be automatically
redeemed by the company.
Gross Revenues:
Our gross revenues are determined
in accordance with generally
accepted accounting principles
(GAAP) in effect as of the date of
issuance of the 2025 Entrex
Preferred Oil and Gas Income
Company's Certificates
consistently applied.
Term:
The term of each 2025 Entrex
Preferred Oil and Gas Income
Company securities shall commence
on the date of issuance and end on
the close of business of the fifth
anniversary thereof (the "Stated
Maturity"), unless terminated
earlier.
Early Termination:
2025 Entrex Preferred Oil and Gas
Income Certificates may be
terminated prior to the Stated
Maturity if associated revenue
royalty have been paid in full.
Certain Tax Matters:
All payments under the 2025 Entrex
Preferred Oil and Gas Income
Certificates will be made without
withholding for any Tax unless
such withholding is required by
law.  If we are so required to
withhold, then we shall make net
payments to the relevant holder as
is necessary providing support to
the holder that $140 has been paid
or its proportional amount over
the life of the instrument.
Seniority:
2025 Entrex Preferred Oil and Gas
Income Certificates are preferred
certificates pursuant to the
rights and warranties indicated
within this offering.
Voting Rights:
2025 Entrex Preferred Oil and Gas
Income Certificates do not confer
any voting rights on the
registered holder thereof.
Voluntary Redemption:
We may redeem our 2025 Entrex
Preferred Oil and Gas Income
Certificates at any time after the
first anniversary of the date of
issuance assuming all payments
have been made pursuant to this
prospectus.




Operative Agreements:
Our 2025 Entrex Preferred Oil and
Gas Income Certificates may be
issued pursuant to a trust
indenture (the "Indenture")
between us and The Bank of New
York (or other), not in its
individual capacity, but solely as
trustee.
License Agreement:
We license certain intellectual
property pursuant to a license
agreement (the "License
Agreement") between us and Entrex
(the "Licensor").
Certain ERISA Matters:
Pension, profit-sharing and other
employee benefit plans subject to
ERISA, as well as retirement plans
and arrangements subject to
Section 4975 of the Code, will be
permitted to invest in the 2025
Entrex Preferred Oil and Gas
Income Certificates.  Each holder
that acquires a 2025 Entrex
Preferred Oil and Gas Income
Certificates with assets of an
employee benefit plan or other
retirement plan or arrangement
subject to ERISA or Section 4975
of the Code will be required to
represent that a prohibited
transaction exemption will apply
to its acquisition, holding and
disposition of the 2025 Entrex
Preferred Oil and Gas Income
Company's Certificates.
Transfer:
Any and all transfers of the 2025
Entrex Preferred Oil and Gas
Income Certificates shall be made
pursuant to the then current
transfer agent of record.
Where You Can Find
Additional Information
After completion of this offering,
our prefeed stock will be
registered under the Securities
Exchange Act of 1934, as amended
(the "Exchange Act"), and we will
be required to file reports, proxy
statements and other information
with the SEC. This information
will be available at the SEC's
public reference room at 100 F
Street, N.E., Washington, D.C.
20549. You may obtain information
about the operation of the SEC's
public reference room by calling
the SEC at 1-800-SEC-0328. In
addition, the SEC maintains an
Internet website, at
http://www.sec.gov, that contains
reports, proxy and information
statements, and other information
regarding issuers, including us,
that file documents electronically
with the SEC.


FEES AND EXPENSES

The Company shall distribute $28
annually (paid quarterly) net of
expenses to operate.   Operational
costs are paid through the difference
in contractual royalty contract
revenues less all quarterly 2025
Entrex Preferred Oil and Gas Income
Company royalty payments after all
tax, accounting and legal expenses are
paid.

Revenue Royalty contracts are made
with private oil and gas companies
which exchanged one 2025 Entrex
Preferred Oil and Gas Income
Certificate in exchange for $28 paid
in royalties to the certificate holder
in each of the following years:



Year
2021
2022
2023
2024
2025
Royalty
$28
$28
$28
$28
$28

The revenue royalty contract provided
to the Company has terms and
conditions which dictate each original
holder of the 2025 Entrex Preferred
Oil and Gas Income Certificate shall
provide the royalties represented.

The Revenue Royalty contract has terms
and conditions which, in default,
accelerate the payment and associated
liened asset until payments are
current or assets liquidated.

RISK FACTORS

Investing in our securities involves a
high degree of risk. Before you invest
in our securities, you should be aware
of various risks, including those
described below. You should carefully
consider these risks, together with
all of the other information included
in this prospectus, before you decide
whether to make an investment in our
securities. The risks set forth below
are not the only risks we face. If any
of the following risks occur, our
business, financial condition and
results of our operations could be
materially adversely affected. In such
case, our net asset value and the
trading price of our securities (as
applicable) could decline, and you may
lose all or part of your investment.

Risks Related to our Business

We have no operating history.

We have been organized as a
Corporation in Nevada.  We have no
operating history in the oil and gas
business. As a result, we have no
operating results that can demonstrate
to you our ability to manage our
business.  We are subject to all of
the business risks and uncertainties
associated with any new business
enterprise, including the risk that we
will not achieve our investment
objective and that the value of your
investment in us could decline
substantially.

Our management team has no experience
managing oil and gas assets.

The management of the 2025 Entrex
Preferred Oil and Gas Income
Certificate have no experience
managing oil and gas assets.   Private
Oil and Gas companies which
participate with our royalty program
are available to be seen on our web-
site.   Each private oil and gas
company shall meet certain historical
oil and gas production, have
appropriate projected oil and gas
production to compensate royalty
income pursuant to the royalty
revenues contract which shall be less
than 33% of existing production to
allow buffer to pay the associated
minimum royalty distribution.

Investors shall be provided access to
data-rooms which provide the
underlying transactions and can ask
questions of management prior to any
investment in our 2025 Entrex
Preferred Oil and Gas Income
Securities.

Our management team's lack of
experience in managing oil and gas
assets which may hinder our ability to
take advantage of attractive
opportunities and, as a result,
achieve our $28 per year returns.
Furthermore, any failure to comply
with various regulatory requirements
could cause the SEC to bring an
enforcement action against us and/or
expose us to claims of private
litigants.

We are dependent upon the Management
personnel for our future success, and
if the Management is unable to hire
and retain qualified personnel or if
the Manager loses any member of its
senior management team, its ability to
achieve our objective could be
significantly harmed.

We depend on the members of the
management, particularly Stephen H.
Watkins as well as other key
individuals for the identification,
selection, structuring, closing and
monitoring of our executed royalty
contracts. These employees have
critical experience and relationships
that we rely on to implement our
business plan. Our future success will
depend on the continued service of the
management team. The departure of any
of the members of the Manager's senior
management, particularly, Stephen H.
Watkins, could have a material adverse
effect on our ability to achieve our
business objectives. As a result, we
may not be able to operate our
business as we expect, and our ability
to compete could be harmed, which
could cause our operating results to
suffer.

We operate in a highly competitive
market for oil and gas opportunities.

A large number of entities will
compete with us to make the types of
royalty contracts that we plan to make
in prospective companies. We will
compete with a large number of private
equity and venture capital firms as
well as BDCs, investment funds,
investment banks and other sources of
financing, including traditional
financial services companies, such as
commercial banks and finance
companies. Many of our competitors are
substantially larger and have
considerably greater financial,
technical, marketing and other
resources than we do. For example,
some competitors may have a lower cost
of funds and access to funding sources
that are not available to us. This may
enable some of our competitors to make
commercial royalty contracts with
interest rates that are comparable to
or lower than the financing costs
associated with the royalty contracts
pursuant to our business model. We may
lose prospective companies if we do
not match our competitors' pricing,
terms and structure. If we do match
our competitors' pricing, terms or
structure, we may experience decreased
net income and increased risk of
credit losses. In addition, some of
our competitors may have higher risk
tolerances or different risk
assessments, which could allow them to
consider a wider variety of royalty
contracts , establish more
relationships and build their market
shares. Furthermore, many of our
potential competitors have greater
experience operating under, or are not
subject to, the regulatory
restrictions. As a result of this
competition, there can be no assurance
that we will be able to identify and
take advantage of attractive
opportunities that we identify or that
we will be able to fully invest our
available capital. If we are not able
to compete effectively, our business
and financial condition and results of
operations will be adversely affected.

There is a risk that we may not make
distributions.

We intend to make distributions on a
quarterly basis to our
securityholders. We may not be able to
achieve operating results that will
allow us to make distributions at a
specific level or to increase the
amount of these distributions from
time to time. Also, restrictions and
provisions in any future credit
facilities may limit our ability to
make distributions. If we do not
distribute our income quarterly, we be
subject to corporate level federal
income tax. We cannot assure you that
you will receive distributions at a
particular level or at all.

Any unrealized losses we experience on
our royalty contracts may be an
indication of future realized losses,
which could reduce our income
available for distribution.

We expect to carry our royalty
contracts at market value or, if no
market value is ascertainable, at the
fair value as determined in good faith
by our Board of Directors. Decreases
in the market values or fair values of
our royalty contracts will be recorded
as unrealized depreciation or losses.
Any unrealized losses in our royalty
contracts could be an indication of a
company's inability to meet its
repayment obligations to us with
respect to the affected royalty
contracts. This could result in
realized losses in the future and
ultimately in reductions of our income
available for distribution in future
periods.

Many of our royalty contracts will be
recorded at fair value as determined
in good faith by our Board of
Directors. As a result, there will be
uncertainty as to the value of our
royalty contracts.

Our royalty contracts are expected to
consist primarily of securities issued
to privately-held companies, the fair
value of which is not readily
determinable.  We value these
securities at fair value as determined
in good faith by our Board of
Directors.  However, the Board of
Directors retains ultimate authority
as to the appropriate valuation of
each investment. Where appropriate,
our Board of Directors may utilize the
services of an independent valuation
firm to aid it in determining fair
value. The types of factors that may
be considered in valuing our royalty
contracts include the nature and
realizable value of any collateral,
the portfolio company's ability to
make payments and its earnings, the
markets in which the portfolio company
does business, comparison to publicly-
traded companies, discounted cash flow
and other relevant factors. Because
such valuations, and particularly
valuations of private royalty
contracts and associated private
companies, are inherently uncertain
and may be based on estimates, our
determinations of fair value may
differ materially from the values that
would be assessed if a ready market
for these securities existed. Our
value could be adversely affected if
our determinations regarding the fair
value of our royalty contracts were
materially higher than the values that
we ultimately realize upon the
disposal of such securities.

If the Manager is unable to source
royalty contracts effectively, we may
be unable to achieve our investment
objective.

Our ability to achieve our business
objective will depend on our ability
to identify, evaluate, finance and
invest in suitable companies that meet
our investment criteria. Accomplishing
this result on a cost-effective basis
is largely a function of the Company's
marketing capabilities, the Company's
management of the royalty contract
process, the Company's ability to
provide efficient services and our
access to financing sources on
acceptable terms. In addition to
monitoring the performance of our
existing royalty contracts, members of
our management team and our
professionals may also be called upon
to provide managerial assistance to
our royalty contract companies. These
demands on their time may distract
them or slow the rate of deployment of
our royalty contracts. To grow, we
will need to hire, train, supervise
and manage new employees and to
implement computer and other systems
capable of effectively accommodating
our growth. However, we cannot assure
you that any such employees will
contribute to the success of our
business or that we will implement
such systems effectively. Failure to
manage our future growth effectively
could have a material adverse effect
on our business, financial condition
and results of operations.

We may experience fluctuations in our
quarterly and annual operating
results.

We could experience fluctuations in
our quarterly and annual operating
results due to a number of factors,
some of which are beyond our control,
including our ability to make royalty
contracts  in companies that meet our
investment criteria, the royalty
contracts we execute, the default rate
on such royalty contracts, the level
of our expenses, variations in and the
timing of the recognition of realized
and unrealized gains or losses, the
degree to which we encounter
competition in our markets and general
economic conditions. As a result of
these factors, results for any period
should not be relied upon as being
indicative of performance in future
periods.

Our incentive fee may induce the
Management to make speculative royalty
contracts.

The expenses the company needs to
operate may incentivize the Management
to make royalty contracts on our
behalf that are risky or more
speculative than would be the case in
the absence of such economic needs.
The way in expenses are paid may
encourage the Management to use
leverage to increase the return on our
royalty contracts. Under certain
circumstances, the use of leverage may
increase the likelihood of default,
which would disfavor holders of our
securities. Such a practice could
result in our investing in more
speculative securities than would
otherwise be the case, which could
result in higher investment losses,
particularly during cyclical economic
downturns.

We will be exposed to risks associated
with changes in interest rates.

General interest rate fluctuations may
have a substantial negative impact on
our royalty contracts, the value of
our securities and our rate of return
on invested capital. A reduction in
the interest spreads on new royalty
contracts could also have an adverse
impact on our net interest income. An
increase in interest rates could
decrease the value of any royalty
contracts we hold which earn fixed
interest rates, including mezzanine
securities and high-yield bonds. Also,
an increase in interest rates
available to investors could make
investment in our securities less
attractive if we are not able to
provide the anticipated returns, which
could reduce the value of our
securities.

We may have difficulty paying our
required distributions if we recognize
income before or without receiving
cash representing such income.

In accordance with generally accepted
accounting principles and tax
regulations, we include in income
certain amounts that we have not yet
received in cash. In addition to the
cash yields received on our royalty
contracts, in some instances, certain
royalty contracts may also include any
of the following: end of term
payments, exit fees, balloon payment
fees or prepayment fees. The increases
in royalty contract balances as a
result of contracted payment-in-kind
arrangements are included in income
for the period in which such payment-
in-kind interest was received, which
is often in advance of receiving cash
payment, and are separately identified
on our statements of cash flows. We
also may be required to include in
income certain other amounts that we
will not receive in cash. company.
Because such original issue discount
income would be not accompanied by
cash, we would need to obtain cash
from other sources to satisfy such
distribution requirements. If we are
unable to obtain cash from other
sources to satisfy such distribution
requirements, we may become subject to
a corporate-level income tax on all of
our income. Other features of the
royalty contracts that we hold may
also cause such instruments to
generate original issue discount,
resulting in a distribution
requirement in excess of current cash
received.  Since in certain cases we
may recognize income before or without
receiving cash representing such
income, we may have difficulty meeting
the requirement to distribute our
quarterly payments to security
holders.

Senior Securities and Other
Indebtedness

We may issue debt securities or
additional preferred stock and/or
borrow money from banks or other
financial institutions, which we refer
to collectively as "senior
securities,".

We may not be able to incur additional
debt and may need to sell a portion of
our royalty contracts to repay some
debt when it is disadvantageous to do
so, and we may not be able to make
distributions. As a result of the
issuance of senior securities,
including preferred stock and debt
securities, we are exposed to typical
risks associated with leverage,
including an increased risk of loss
and an increase in expenses, which are
ultimately borne by our security
holders. Because we may incur leverage
to make royalty contracts, a decrease
in the value of our royalty contracts
would have a greater negative impact
on the value of our securities. When
we issue debt securities or preferred
stock, it is likely that such
securities will be governed by an
indenture or other instrument
containing covenants restricting our
operating flexibility. In addition,
such securities may be rated by rating
agencies, and in obtaining a rating
for such securities, we may be
required to abide by operating and
investment guidelines that could
further restrict our operating
flexibility.

Our ability to pay our quarterly
royalty payments could be restricted
if our asset coverage ratio was not as
needed.  If the value of our assets
declines, we may be unable to satisfy
various required leverage tests. If
that happens, we may be required to
sell a portion of our royalty
contracts and, depending on the nature
of our leverage, repay a portion of
our indebtedness at a time when such
sales may be disadvantageous.
Furthermore, any amounts that we use
to service our indebtedness would not
be available for distributions to our
security holders.

Because we intend to distribute
substantially all of our income and
net realized capital gains to our
security holders, we will need
additional capital to finance our
growth.

We intend to distribute to our
security holders substantially all of
our royalty contract revenues. Because
we will continue to need capital to
expand our royalty contracts this may
prevent us from incurring debt and
require us to raise additional equity
at a time when it may be
disadvantageous to do so. While we
expect to be able to borrow and to
issue additional debt and equity
securities, we cannot assure you that
debt and equity financing will be
available to us on favorable terms, or
at all, and debt financings may be
restricted by the terms of any of our
outstanding borrowings.

Our Board of Directors may change our
investment objective, operating
policies and strategies without prior
notice or stockholder approval.

Our Board of Directors has the
authority to modify or waive certain
of our operating policies and
strategies without prior notice and
without stockholder approval. We
cannot predict the effect any changes
to our current operating policies and
strategies would have on our business,
operating results and value of our
stock. However, the effects may
adversely affect our business and
impact our ability to make
distributions.

Risks Related to our royalty contracts

Our portfolio will consist primarily
of royalty contracts executed by
privately held oil and gas companies
and the performance of such companies
will be difficult to predict.

Royalty contracts, albeit not new, are
a new form of hybrid investment and
certain regulatory, accounting and tax
treatments with respect to royalty
contracts remain unclear.

Royalty contracts executed by the oil
and gas companies constitute royalty
contracts  in a new form of security
and as such it is unclear whether
applicable regulatory, accounting and
taxing authorities would view and
treat royalty as described herein.

Our royalty contracts may be risky,
and you could lose all or part of your
investment.

We will invest primarily in royalty
contracts issued by private oil and
gas companies they may have micro and
macro-economic impacts which could
affect their distribution or
contractually required payments to the
Company.  This could have a
significant effect and might lead to
the loss on all or part of your
investment in our securities.

Economic recessions or downturns could
impair our royalty contracts and harm
our operating results.

Many of our royalty contracts may be
susceptible to economic slowdowns or
recessions and may be unable to repay
our contracts during these periods.
Therefore, our non-performing assets
are likely to increase and the value
of our portfolio is likely to decrease
during these periods. Adverse economic
conditions may also decrease the value
of collateral securing some of our
royalty contracts and the value of our
equity royalty contracts . Economic
slowdowns or recessions could lead to
financial losses in our portfolio and
a decrease in revenues, net income and
assets. Unfavorable economic
conditions also could increase our
funding costs, limit our access to the
capital markets or result in a
decision by lenders not to extend
credit to us. These events could
prevent us from increasing royalty
contracts and harm our operating
results.

Defaults by our companies could harm
our operating results.

A royalty contract company's failure
to satisfy financial or operating
covenants imposed by us or other debt
holders could lead to defaults and,
potentially, acceleration of the time
when the royalty contracts are due and
foreclosure on its secured assets.
Such events could trigger cross-
defaults under other agreements and
jeopardize a company's ability to meet
its obligations under the royalty
contracts that we hold and the value
of these securities we own. We may
incur expenses to the extent necessary
to seek recovery upon default or to
negotiate new terms with a defaulting
portfolio company.

We may not be in a position to control
the companies in which we have
executed royalty contracts and its
management may make decisions that
could decrease the value of our
investment.

Our royalty contracts will not entitle
us to vote rights or otherwise entitle
us to control the companies in which
we exchange our securities. Therefore,
we may be subject to the risk that a
company may make business decisions
with which we disagree, and the
shareholders and management of such
company may take risks or otherwise
act in ways that do not serve our
interests. As a result, a company may
make decisions that could decrease the
value of our royalty contract
holdings.

Early redemption of our royalty
contracts by our portfolio companies
could adversely impact our results of
operations and reduce our return on
equity.

We are subject to the risk that the
royalty contracts we make in our
portfolio companies may be repaid
prior to maturity. When this occurs,
we will generally reinvest these
proceeds in temporary royalty
contracts , pending their future
investment in new companies. These
temporary royalty contracts will
typically have substantially lower
yields than the royalty contracts
stipulate and we could experience
significant delays in reinvesting
these amounts. Any future investment
in a new company may also be at lower
yields than the debt that was repaid.
As a result, our results of operations
could be materially adversely affected
if one or more of our portfolio
companies elects to prepay amounts
owed to us. Additionally, prepayments
could negatively impact our return on
equity, which could result in a
decline in the market price of our
securities.

Our royalty contracts companies may
incur debt that ranks equally with our
royalty contracts in such companies.

We primarily execute royalty contracts
in private oil and gas companies.
These companies may have transactions
that ranks equally with the royalty
contracts in which we execute. Their
terms, such debt instruments may
provide that the holders thereof are
entitled to receive payment of
interest or principal on or before the
dates on which we are entitled to
receive payments in respect of our
royalty contracts. Also, in the event
of insolvency, liquidation,
dissolution, reorganization or
bankruptcy of a portfolio company,
holders of debt instruments ranking
senior to our investment in that
portfolio company would typically be
entitled to receive payment in full
before we receive any distribution in
respect of our Royalty contracts
investment. After repaying such senior
creditors, such portfolio company may
not have any remaining assets to use
for repaying its obligation to us. In
the case of debt ranking equally with
Royalty contracts securities in which
we invest, we would have to share on
an equal basis any distributions with
other creditors holding such debt in
the event of an insolvency,
liquidation, dissolution,
reorganization or bankruptcy of a
portfolio company.

There may be circumstances where our
royalty contracts could be
subordinated to claims of other
creditors or we could be subject to
lender liability claims.

Even though we may have structured our
royalty contracts or certain of our
royalty contracts as senior royalty
contracts, if one of our portfolio
companies were to go bankrupt,
depending on the facts and
circumstances, including the size of
our investment and the extent to which
we actually provided managerial
assistance to that portfolio company,
a bankruptcy court might
recharacterize our debt investment and
subordinate all or a portion of our
claim to that of other creditors. In
addition, lenders can be subject to
lender liability claims for actions
taken by them where they become too
involved in the borrower's business or
exercise control over the borrower. It
is possible that we could become
subject to a lender's liability claim,
including as a result of actions taken
if we actually render significant
managerial assistance.

The lack of liquidity in our royalty
contracts may adversely affect our
business.

We expect to invest in oil and gas
royalties of private companies. These
securities may be subject to legal and
other restrictions on resale or
otherwise be less liquid than
publicly-traded securities. The
illiquidity of these royalty contracts
may make it difficult for us to sell
these royalty contracts when desired.
In addition, if we are required to
liquidate all or a portion of our
portfolio quickly, we may realize
significantly less than the value at
which we had previously recorded these
royalty contracts. As a result, we do
not expect to achieve liquidity in our
royalty contracts in the near-term.
Our royalty contracts are usually
subject to contractual or legal
restrictions on resale or are
otherwise illiquid because there is
usually no established trading market
for such royalty contracts. The
illiquidity of most of our royalty
contracts may make it difficult for us
to dispose of them at a favorable
price, and, as a result, we may suffer
losses.

Risks Related to this Offering

Prior to this offering, there has been
no public market for our securities,
and we cannot assure you that the
market price of our securities will
not decline following the offering.

Prior to this offering, there has been
no public trading market for our
securities, and we cannot assure you
that one will develop or be sustained
after this offering. We cannot predict
the prices at which our securities
will trade. The initial public
offering price for our securities will
be determined through negotiations
among us and the underwriters, and may
not bear any relationship to the
market price at which it will trade
after this offering or to any other
established criteria of our value.
Shares of companies offered in an
initial public offering often trade at
a discount to the initial offering
price due to sales loads, underwriting
discounts and related offering
expenses. Therefore, our securities
may be more appropriate for long-term
investors than for investors with
shorter term investment horizons and
should not be treated as a trading
vehicle.

Shares frequently trade at a discount
to their net asset value.

Shares frequently trade at discounts
to their net asset values and our
stock may also be discounted in the
market. This characteristic is
separate and distinct from the risk
that our net asset value per share may
decline. We cannot predict whether
shares of our securities will trade
above, at or below our net asset
value. The risk of loss associated
with this characteristic of closed-end
investment companies may be greater
for investors expecting to sell shares
of securities purchased in this
offering soon after the offering. In
addition, if our securities trades
below its net asset value, we will
generally not be able to issue
additional shares of our securities at
its market price without first
obtaining the approval of our security
holders and our independent directors.

Our securities price may be volatile
and may fluctuate substantially.

The trading price of our securities
following this offering may fluctuate
substantially. The price of the
securities that will prevail in the
market after this offering may be
higher or lower than the price you pay
and the liquidity of our securities
may be limited, in each case depending
on many factors, some of which are
beyond our control and may not be
directly related to our operating
performance. These factors include:

*	price and volume fluctuations in
the overall stock market from
time to time;

*	significant volatility in the
market price and trading volume
of securities of other companies
in our sector, which are not
necessarily related to the
operating performance of these
companies;

*	our inability to deploy or invest
effectively;

*	fluctuations in interest rates;

*	any shortfall in revenue or net
income or any increase in losses
from levels expected by investors
or securities analysts;

*	operating performance of
companies comparable to us;

*	changes in regulatory policies or
tax rules;

*	changes in earnings or variations
in operating results;

*	changes in the value of our
royalty contracts;

*	general economic conditions and
trends; and

*	departure of key personnel.

Investing in our securities may
involve an above average degree of
risk.

The royalty contracts we make in
accordance with our business
objectives may result in a higher
amount of risk, volatility or loss of
principal than alternative investment
options. Our royalty contracts in
portfolio companies may be highly
speculative, and therefore, an
investment in our securities may not
be suitable for investors with lower
risk tolerance.

Investors in this offering will incur
immediate dilution upon the closing of
the offering.

We expect the initial public offering
price of our securities to be higher
that the pro forma net asset value per
share. This dilution is in large part
due to the expenses incurred by us in
connection with the consummation of
this offering. Accordingly, investors
in this offering will pay a price per
share that exceeds the tangible book
value per share after the closing of
the offering.

If a substantial number of shares
becomes available for sale and are
sold in a short period of time, the
market price of our securities could
decline.

Upon completion of this offering we
will have many shares of our
securities outstanding. Following the
offering, sales of substantial amounts
of our securities, or the availability
of shares for sale, could adversely
affect the prevailing market price of
our securities. If this occurs and
continues, it could impair our ability
to raise additional capital through
the sale of equity securities should
we desire to do so.

Certain provisions of the Nevada
General Corporation Law and our
certificate of incorporation and
bylaws could deter takeover attempts
and have an adverse impact on the
price of our securities.

The Nevada General Corporation Law,
our certificate of incorporation and
our bylaws contain provisions that may
have the effect of discouraging a
third party from making an acquisition
proposal for us. These anti- takeover
provisions may inhibit a change in
control in circumstances that could
give the holders of our securities the
opportunity to realize a premium over
the market price of our securities.

FORWARD-LOOKING STATEMENTS

The matters discussed in this
prospectus, as well as in future oral
and written statements by management
of the Company, that are forward-
looking statements are based on
current management expectations that
involve substantial risks and
uncertainties which could cause actual
results to differ materially from the
results expressed in, or implied by,
these forward-looking statements.
Forward-looking statements relate to
future events or our future financial
performance. We generally identify
forward-looking statements by
terminology such as "may," "will,"
"should," "expects," "plans,"
"anticipates," "could," "intends,"
"target," "projects," "contemplates,"
"believes," "estimates," "predicts,"
"potential" or "continue" or the
negative of these terms or other
similar words. Important assumptions
include our ability to originate new
royalty contracts, achieve certain
margins and levels of profitability,
the availability of additional
capital, and the ability to maintain
certain debt to asset ratios. In light
of these and other uncertainties, the
inclusion of a projection or forward-
looking statement in this prospectus
should not be regarded as a
representation by us that our plans or
objectives will be achieved. The
forward-looking statements contained
in this prospectus include statements
as to:

*	our future operating results;

*	our business prospects and the
prospects of our prospective
royalty contract companies;

*	the impact of royalty contracts
that we expect to make;

*	our informal relationships with
third parties;

*	the dependence of our future
success on the general economy
and its impact on the industries
in which we invest;

*	the ability of our portfolio
companies to achieve their
objectives;

*	our expected financings and
royalty contracts;

*	our regulatory structure and tax
treatment;

*	the adequacy of our cash
resources and working capital;
and

*	the timing of cash flows, if any,
from the operations of our
royalty contracted companies.

For a discussion of factors that could
cause our actual results to differ
from forward-looking statements
contained in this prospectus, please
see the discussion under "Risk
Factors." You should not place undue
reliance on these forward-looking
statements. The forward-looking
statements made in this prospectus
relate only to events as of the date
on which the statements are made. We
undertake no obligation to update any
forward-looking statement to reflect
events or circumstances occurring
after the date of this prospectus.

USE OF PROCEEDS

Funds from the sale of the securities
will be utilized, in part, to offset
the underwriting expense of various
royalty contracts.

Private oil and gas companies will be
introduced to the Company and have
specified oil and gas production.
Once royalty contract terms have been
established with the prospective
company the company will execute a
Licensing Agreement with the Entrex
Oil and Gas Market.   Various fees
associated with the License Agreement
shall help to underwrite the
associated company royalty contract.

Once the royalty contract is executed
a designated number of this
prospectus's securities shall be
provided to the royalty contract
counter party in exchange for their
royalty payment obligation.    The
sale of securities to the royalty
contract counter party in turn will
compensate the company, in part, for
the underwriting costs.

The counter party, now owning this
prospectus' securities, can now sell
them at an amount that should
compensate the counter party for the
Net Present Value of the cash-flows
designated by a risk adjusted return
for the $28 paid annually via royalty
payments to investors in this
security.





SELECTED FINANCIAL DATA

[INSERT]


MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be
read in conjunction with our financial
statements and related notes and other
financial information appearing
elsewhere in this prospectus. In
addition to historical information,
the following discussion and other
parts of this prospectus contain
forward-looking information that
involves risks and uncertainties. Our
actual results could differ materially
from those anticipated by such
forward-looking information due to the
factors discussed under "Risk Factors"
and "Forward-Looking Statements"
appearing elsewhere in this
prospectus.

OVERVIEW

Our business objective is to simplify
capital formation for private oil and
gas companies.

We are a non-diversified company which
exchanges our 2025 Entrex Preferred
Oil and Gas Income Securities for
private company oil and gas production
(as a royalty) and provides income to
security holders pursuant to the
company's resultant cash flow.

The company exchanges the 2025 Entrex
Preferred Oil and Gas Income
Securities for contractual oil and gas
royalties, via a secured revenue
structure, of various private oil and
gas production companies.  Each
contract then provides the cash-flow
to compensate investors pursuant to
the contract terms.

Our expectation, pursuant to the
existing "exchange" contracts in
place, is to provide each 2025 Entrex
Preferred Oil and Gas Income Security
$28 per year royalty payment, each of
the next five years paid quarterly,
through and including 2025 at which
time, once a combined total of $140
has been paid the Company shall
automatically redeem the 2025 Entrex
Preferred Oil and Gas Income
Security/ies from owners.

Our strategy is only to execute
contracts which represent a maximum of
33% of the historical net cash-flows
of private oil and gas companies
allowing their contractual payments to
the company to be derived pursuant to
the share of top-line GAAP gross
revenues of the private oil and gas
companies.

Financial Statements

The financial statements are based on
the selection and application of
critical accounting policies, which
require management to make significant
estimates and assumptions. Critical
accounting policies are those that are
both important to the presentation of
our financial condition and results of
operations and require management's
most difficult, complex, or subjective
judgments. Our critical accounting
policies are those applicable to the
valuation of royalty contracts and
certain revenue recognition matters.

Basis of Presentation

The accompanying financial statements
have been prepared on the accrual
basis of accounting in conformity with
accounting principles generally
accepted in the United States. The
financial statements reflect all
adjustments and reclassifications
which, in the opinion of management,
are necessary for the fair
presentation of the Company's results
of operations and financial condition
for the periods presented.
Furthermore, the financial statements
are based on the selection and
application of critical accounting
policies which may require management
to make significant estimates and
assumptions. Actual results could
differ from those estimates. Critical
accounting policies are those that are
important to the presentation of our
financial condition and results of
operations that require management's
most difficult, complex or subjective
judgments.

Valuation of Portfolio Royalty
contracts

The most significant estimate inherent
in the preparation of our financial
statements is the valuation of royalty
contracts and the related amounts of
unrealized appreciation and
depreciation of royalty contracts
recorded.

We invest in illiquid securities,
including royalty contracts of private
oil and gas companies and other
illiquid securities. These securities
are valued and carried at fair value,
as determined in good faith by our
Board of Directors pursuant to
procedures approved by our Board of
Directors, each quarter. We determine
fair value to be the amount for which
an investment could be exchanged in an
orderly disposition over a reasonable
period of time between willing parties
other than in a forced or liquidation
sale. Our valuation policy is intended
to provide a consistent basis for
determining the fair value of the
portfolio based on the nature of the
security, the market for the security
and other considerations including the
financial performance and enterprise
value of the portfolio company.
Because of the inherent uncertainty of
valuation, the Board of Directors'
determined values may differ
significantly from the values that
would have been used had a ready
market existed for the royalty
contracts, and the differences could
be material.

Our Board of Directors may consider
other methods of valuation to
determine the fair value of royalty
contracts as appropriate in conformity
with GAAP.

Royalty Contract Income

We understand that pursuant to GAAP
royalty contracts are treated as
Contingent Payment Debt Instruments
and have associated tax treatment as
defined by the United States Treasury.

Interest Income

Pursuant to tax advice our interest
income, adjusted for amortization of
premium and accretion of discount, is
recorded on the accrual basis to the
extent that such amounts are expected
to be collected. We generally place a
loan on non-accrual status and cease
recognizing interest income on such
loan or security when a loan or
security becomes 90 days or more past
due or if we otherwise do not expect
the debtor to be able to service its
debt obligations. Non-accrual royalty
contracts remain in such status until
the borrower has demonstrated the
ability and intent to pay contractual
amounts due or such royalty contracts
become current.

Fee Income

Pursuant to tax advice our fee income
includes fees, if any, for due
diligence, structuring, commitment and
facility fees, and fees, if any, for
transaction services and management
services rendered by us to portfolio
companies and other third parties.
Commitment and facility fees are
generally recognized as income over
the life of the underlying loan,
whereas due diligence, structuring,
transaction service and management
service fees are generally recognized
as income when the services are
rendered.]

Dividends and Distributions

Dividends and distributions to our
securities holders are recorded on the
record date. The amount to be paid out
as a dividend is determined by the
Board of Directors each quarter and is
generally based upon the earnings
estimated by management for the period
and fiscal year.

FINANCIAL CONDITION, LIQUIDITY AND
CAPITAL RESOURCES

Liquidity is a measure of our ability
to meet potential cash requirements,
including ongoing commitments to repay
borrowings, fund and maintain royalty
contracts, pay dividends to our
security holders and other general
business needs. We recognize the need
to have funds available for operating
our business and to make royalty
contracts. We seek to have adequate
liquidity at all times to cover normal
cyclical swings in funding
availability and to allow us to meet
abnormal and unexpected funding
requirements. We plan to satisfy our
liquidity needs through normal
operations with the goal of avoiding
unplanned sales of assets or emergency
borrowing of funds.

QUANTITATIVE AND QUALITATIVE
DISCLOSURES ABOUT MARKET RISK

Our business activities contain
elements of market risks. We consider
our principal market risks to be
fluctuations in interest rates and the
valuations of our royalty contracts
portfolio. Managing these risks is
essential to our business.
Accordingly, we have systems and
procedures designed to identify and
analyze our risks, to establish
appropriate policies and thresholds
and to continually monitor these risks
and thresholds by means of
administrative and information
technology systems and other policies
and processes.

Interest Rate Risk

Interest rate risk is defined as the
sensitivity of our current and future
earnings to interest rate volatility,
variability of spread relationships,
the difference in re-pricing intervals
between our assets and liabilities and
the effect that interest rates may
have on our cash flows. Changes in the
general level of interest rates can
affect our net interest income, which
is the difference between the interest
income earned on interest earning
assets and our interest expense
incurred in connection with our
interest bearing debt and liabilities.
Changes in interest rates can also
affect, among other things, our
ability to acquire and originate
royalty contracts and securities and
the value of our investment portfolio.

Our investment income is affected by
fluctuations in various interest
rates, including LIBOR and prime
rates.  Because we may borrow money to
make royalty contracts, our net
investment income is dependent upon
the difference between the rate at
which we borrow funds and the rate at
which we invest the funds borrowed.
Accordingly, there can be no assurance
that a significant change in market
interest rates will not have a
material adverse effect on our net
investment income. In periods of
rising interest rates, our cost of
funds would increase, which could
reduce our net investment income if
there is not a corresponding increase
in interest income generated by
floating rate assets in our investment
portfolio.

Portfolio Valuation

We carry our royalty contracts at fair
value, as determined in good faith by
our Board of Directors pursuant to
procedures approved by our Board of
Directors. Royalty contracts for which
market quotations are readily
available are valued at such market
quotations. The Board of Directors may
retain an independent valuation firm
to provide third-party valuation
consulting services, which consist of
certain limited procedures that we
identify and request the independent
valuation firm to perform.

Royalty contracts for which there is
not a readily available market value
are valued at fair value as determined
in good faith by our Board of
Directors under a valuation policy and
a consistently applied valuation
process. However, due to the inherent
uncertainty of determining the fair
value of royalty contracts that cannot
be marked to market, the fair value of
our royalty contracts may differ
significantly from the values that
would have been used had a ready
market existed for such royalty
contracts or from the values that
would have been placed on our assets
by other market participants, and the
differences could be material. See
"Risk Factors-Risks Related to Our
Royalty contracts -Our portfolio
royalty contracts for which there is
no readily available market are
recorded at fair value as determined
in good faith by our Board of
Directors. As a result, there is
uncertainty as to the value of these
royalty contracts" and "Determination
of Net Asset Value." In addition,
changes in the market environment and
other events that may occur over the
life of the royalty contracts may
cause the gains or losses ultimately
realized on these royalty contracts to
be different than the valuations that
are assigned. The types of factors
that we may take into account in fair
value pricing of our royalty contracts
include, as relevant, the nature and
realizable value of any collateral,
third party valuations, the portfolio
company's ability to make payments and
its earnings and discounted cash flow,
the markets in which the portfolio
company does business, comparison to
publicly-traded securities, recent
sales of or offers to buy comparable
companies, and other relevant factors.


LEGAL PROCEEDINGS

We are not a party to any pending
legal proceeding.

MANAGEMENT

Our business and affairs are managed
under the direction of our Board of
Directors. Our Board of Directors
elects our officers who serve at its
discretion.

Directors and Executive Officers

Our executive officers, directors and
key employees and their positions are
as set forth below. The address for
each executive officer and director is
c/o UNSS/Entrex, 11811 North Freeway,
Suite 500, Houston, TX 77060.

Stephen H. Watkins - Chairman and CEO.

Committees of the Board of Directors

Audit Committee.    Our Board of
Directors has established an Audit
Committee. The Audit Committee is
composed of the Board. As determined
by the Board, each of the members of
the Audit Committee is an independent
director and satisfies the audit
committee independence requirements of
the Exchange Act and any over the
counter listing standards. Stephen H.
Watkins serves as Chairman of the
Audit Committee. The Audit Committee's
functions include providing assistance
to our Board of Directors in
fulfilling its oversight
responsibility relating to our
financial statements and the financial
reporting process, compliance with
legal and regulatory requirements, the
qualifications and independence of our
independent registered public
accountant, our system of internal
controls, the internal audit function,
our code of ethics, retaining and, if
appropriate, terminating the
independent registered public
accountant and approving audit and
non-audit services to be performed by
the independent registered public
accountant. The Audit Committee's
Charter, as approved by our Board of
Directors, can be found in the
Corporate Governance section of the
Company's website. The Audit Committee
has adopted a policy under which, to
the extent required by law, all
auditing services and all permitted
non-audit services to be rendered by
our independent registered public
accountant are pre-approved.


Valuation Committee.    Our Board of
Directors has established a Valuation
Committee. The Valuation Committee is
composed of Stephen H. Watkins who
serves as chairman of the Valuation
Committee. The Valuation Committee is
responsible for reviewing and
recommending to the full Board of
Directors the fair value of debt and
equity securities for which market
quotations are not readily available.
The Valuation Committee may utilize
the services of an independent
valuation firm in arriving at fair
value of these securities.

Compensation Committee.    Our Board
of Directors has established a
Compensation Committee. The
Compensation Committee is composed of
Stephen H. Watkins. As determined by
the Board, each of the members of the
Compensation Committee is an
independent director and satisfies the
independence requirements of the over-
the-counter listing standards. Stephen
H. Watkins serves as chairman of the
Compensation Committee. The
Compensation Committee determines
compensation for our executive
officers, in addition to administering
our Equity Incentive Plan, which is
described below. Stephen H. Watkins is
or was an officer or employee of the
Company, nor does either of them have,
or has either of them had, an
"interlocking" or other relationship
with the Company that would detract
from his independence as a member of
the Compensation Committee. The
Compensation Committee Charter, as
approved by our Board of Directors,
can be found in the Corporate
Governance section of the Company's
website. The Compensation Committee's
functions include examining the levels
and methods of compensation employed
by the Company with respect to the
Chief Executive Officer and non-CEO
officers, making recommendations to
the Board with respect to non-CEO
officer compensation, reviewing and
approving the compensation package of
the Chief Executive Officer, making
recommendations to the Board with
respect to incentive compensation
plans and equity-based plans,
reviewing management succession plans,
making administrative and compensation
decisions under equity compensation
plans approved by the Board and making
recommendations to the Board with
respect to grants thereunder,
administering cash bonuses, and
implementing and administering the
foregoing. In accordance with its
Charter, the Compensation Committee
may delegate its authority to a
subcommittee.

Indemnification

In our articles of incorporation and
bylaws, we have agreed to indemnify
certain officers and directors by
providing, among other things, that we
will indemnify such officer or
director, under the circumstances and
to the extent provided for therein,
for expenses, damages, judgments,
fines and settlements he or she may be
required to pay in actions or
proceedings which he or she is or may
be made a party by reason of his or
her position as our director, officer
or other agent, to the fullest extent
permitted under Nevada law and our
bylaws. Notwithstanding the foregoing,
the indemnification provisions shall
not protect any officer or director
from liability to us or our security
holders as a result of any action that
would constitute willful misfeasance,
bad faith or gross negligence in the
performance of such officer's or
director's duties, or reckless
disregard of his or her obligations
and duties.



CONTROL PERSONS AND PRINCIPAL
SECURITY HOLDERS

The following table sets forth, as of
January 8, 2021, information with
respect to the beneficial ownership of
our securities by:

*	each person known to us to
beneficially own more than 5% of
the outstanding shares of our
securities;

*	each of our directors and each
named executive officer; and

*	all of our directors and
executive officers as a group.

Beneficial ownership is determined in
accordance with the rules of the SEC
and includes voting or investment
power with respect to the securities.
Securities subject to options that are
currently exercisable or exercisable
within 60 days of the effective date
of this prospectus are deemed to be
outstanding and beneficially owned by
the person holding such options. Such
shares, however, are not deemed
outstanding for the purposes of
computing the percentage ownership of
any other person.

Unless otherwise indicated, to our
knowledge, each stockholder listed
below has sole voting and investment
power with respect to the shares
beneficially owned by the stockholder,
except to the extent authority is
shared by spouses under applicable
law, and maintains an address at the
Company.

None

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per
share of our securities quarterly. The
net asset value per share is equal to
the value of our total assets minus
liabilities and any preferred stock
outstanding divided by the total
number of shares of securities
outstanding. As of January 8, 2021 we
did not have any preferred securities
outstanding.

Because of the inherent uncertainty of
determining the fair value of royalty
contracts that do not have a readily
available market value, the fair value
of our royalty contracts  determined
under our procedures may differ
significantly from the values that
would have been used had a ready
market existed for the royalty
contracts  or from the values that
would have been placed on our assets
by other market participants, and the
differences could be material.

There is no single standard for
determining fair value. As a result,
determining fair value requires that
judgment be applied to the specific
facts and circumstances of each
portfolio investment. Unlike banks, we
are not permitted to provide a general
reserve for anticipated loan losses.
Instead, we must determine the fair
value of each individual investment on
a quarterly basis. We record
unrealized depreciation on royalty
contracts when we believe that an
investment has decreased in value,
including where collection of a loan
or realization of an equity security
is doubtful. Conversely, we record
unrealized appreciation if we believe
that as a result our investment has
appreciated in value, for example,
because the underlying portfolio
company has appreciated in value.

We exchange primarily in illiquid
securities pursuant to our business
model. Our royalty contracts are
generally subject to restrictions on
resale and generally have no
established trading market. Because of
the type of royalty contracts that we
make and the nature of our business,
our valuation process requires an
analysis of various factors. Our
valuation methodology includes the
examination of, among other things,
the underlying investment performance,
financial condition and market
changing events that impact valuation.

With respect to private debt and
equity royalty contracts, each
investment is valued using industry
valuation benchmarks, and, where
appropriate, such as valuing private
warrants, the input value in our
valuation model may be assigned a
discount reflecting the illiquid
nature of the investment and our
minority, non-control position. When a
qualifying external event such as a
significant purchase transaction,
public offering or subsequent loan or
warrant sale occurs, the pricing
indicated by the external event is
considered in determining our private
debt or equity valuation. Securities
that are traded in the over-the-
counter market or on a stock exchange
generally are valued at the prevailing
bid price on the valuation date.
However, restricted or thinly traded
public securities may be valued at
discounts from the public market value
due to limitations on our ability to
sell the securities.

Determinations In Connection With
Offerings

In connection with each primary
offering of shares of our securities,
the Board of Directors or a committee
thereof is required to make the
determination that we are not selling
shares of our securities at a price
below our then current net asset value
at the time at which the sale is made.
The Board of Directors (or such
committee) considers the following
factors, among others, in making such
determination:

*	the net asset value of our
securities disclosed in the most
recent periodic report we filed
with the SEC;

*	our management's assessment of
whether any material change in
the net asset value has occurred
(including through the
realization of net gains on the
sale of our portfolio royalty
contracts) from the period
beginning on the date of the most
recently disclosed net asset
value to the period ending two
days prior to the date of the
sale of our securities; and

*	the magnitude of the difference
between the net asset value
disclosed in the most recent
periodic report we filed with the
SEC and our management's
assessment of any material change
in the net asset value since the
date of the most recently
disclosed net asset value, and
the offering price of the shares
of our securities in the proposed
offering.

Importantly, this determination does
not require that we calculate net
asset value in connection with each
offering of shares of our securities,
but instead it involves the
determination by the Board of
Directors or a committee thereof that
we are not selling shares of our
securities at a price below the then
current net asset value at the time at
which the sale is made.

Moreover, to the extent that there is
even a remote possibility that we may
(i) issue shares of our securities at
a price below the then current net
asset value of our securities at the
time at which the sale is made or (ii)
trigger the undertaking (which we
provided to the SEC in the
registration statement to which this
prospectus is a part) to suspend the
offering of shares of our securities
pursuant to this prospectus if the net
asset value fluctuates by certain
amounts in certain circumstances until
the prospectus is amended, the Board
of Directors or a committee thereof
will elect, in the case of clause (i)
above, either to postpone the offering
until such time that there is no
longer the possibility of the
occurrence of such event or to
undertake to determine net asset value
within two days prior to any such sale
to ensure that such sale will not be
below our then current net asset
value, and, in the case of clause (ii)
above, to comply with such undertaking
or to undertake to determine net asset
value to ensure that such undertaking
has not been triggered.

These processes and procedures are
part of our compliance policies and
procedures. Records will be made
contemporaneously with all
determinations described in this
section and these records will be
maintained with other records we are
required to maintain under the 1940
Act.

Code of Ethics

We adopted and maintain a code of
ethics that establishes procedures for
personnel negotiating royalty
contracts and restricts certain
personal securities transactions.
Personnel subject to the code may
invest in securities for their
personal investment accounts,
including securities that may be
purchased or held by us, so long as
such royalty contracts are made in
accordance with the Company's
requirements. We may be prohibited
from conducting certain transactions
with our affiliates without the prior
approval of our directors who are not
interested persons and, in some cases,
the prior approval of the SEC. You can
obtain a copy of the code of ethics by
any of the methods described under
"Available Information."

Privacy Principles

We are committed to maintaining the
privacy of our security holders and
safeguarding their non-public personal
information. The following information
is provided to help you understand
what personal information we collect,
how we protect that information and
why, in certain cases, we may share
information with select other parties.

Generally, we do not receive any non-
public personal information relating
to our security holders, although some
non-public personal information of our
security holders may become available
to us. We do not disclose any non-
public personal information about our
security holders or former security
holders to anyone, as is necessary to
service stockholder accounts, such as
to a transfer agent, or as otherwise
permitted by law.

We restrict access to non-public
personal information about our
security holders to our employees with
a legitimate business need for the
information. We maintain physical,
electronic and procedural safeguards
designed to protect the non-public
personal information of our security
holders.

Proxy Voting Policies and Procedures

Although most of the securities we
hold are not voting securities, some
of our royalty contracts may entitle
us to vote proxies. We vote proxies
relating to our portfolio securities
in the best interest of our security
holders. We review on a case-by-case
basis each proposal submitted to a
stockholder vote to determine its
impact on the portfolio securities
held by us. Although we generally vote
against proposals that we believe may
have a negative impact on our
portfolio securities, we may vote for
such a proposal if we believe there
exists a compelling long-term reason
to do so.

Our proxy voting decisions are made by
our Investment Committee, which is
responsible for monitoring each of our
royalty contracts. To ensure that our
vote is not the product of a conflict
of interest, we require that
(1) anyone involved in the decision
making process disclose to our CCO any
potential conflict that he or she is
aware of and any contact that he or
she has had with any interested party
regarding a proxy vote; and (2)
employees involved in the decision
making process or vote administration
are prohibited from revealing how we
intend to vote on a proposal to reduce
any attempted influence from
interested parties.

Other

We will be periodically examined by
the SEC for compliance.

We will not "concentrate" our royalty
contracts, that is, invest 25% or more
of our assets in any particular
industry (determined at the time of
investment).

We are required to adopt and implement
written policies and procedures
reasonably designed to prevent
violation of the federal securities
laws and to review these policies and
procedures annually for their adequacy
and the effectiveness of their
implementation. We have a designated
Stephen H. Watkins to be  responsible
for administering these policies and
procedures.

[ERTAIN U.S. FEDERAL INCOME TAX
CONSIDERATIONS


SECURITIES

The following discussion is a general
summary of certain material U.S.
federal income tax considerations
applicable to us and to an investment
in our shares. This summary does not
purport to be a complete description
of the income tax considerations
applicable to such an investment. For
example, we have not described tax
consequences that we assume to be
generally known by investors or
certain considerations that may be
relevant to certain types of holders
subject to special treatment under
U.S. federal income tax laws,
including  security holders subject to
the alternative minimum tax, tax-
exempt organizations, insurance
companies, RICs, dealers in
securities, pension plans and trusts,
and financial institutions. This
summary assumes that investors hold
our securities as capital assets
(within the meaning of the Code). The
discussion is based upon the Code,
Treasury regulations, and
administrative and judicial
interpretations, each as in effect as
of the date of this prospectus and all
of which are subject to change,
possibly retroactively, which could
affect the continuing validity of this
discussion. We have not sought and
will not seek any ruling from the
Internal Revenue Service (the "IRS")
regarding this offering. This summary
does not discuss any aspects of U.S.
estate or gift tax or foreign, state
or local tax. It does not discuss the
special treatment under U.S. federal
income tax laws that could result if
we invested in tax-exempt securities
or certain other investment assets in
which we do not currently intend to
invest.

This summary does not discuss the
consequences of an investment in our
securities, preferred stock,
subscription rights, debt securities
or warrants representing rights to
purchase shares of our securities,
preferred stock or debt securities,
separately or as units in combination
with such securities. The U.S. federal
income tax consequences of such an
investment will be discussed in a
relevant prospectus supplement.

A "U.S. stockholder" generally is a
beneficial owner of shares of our
securities who is for U.S. federal
income tax purposes:

*	a citizen or individual resident
of the United States including an
alien individual who is a lawful
permanent resident of the United
States or meets the "substantial
presence" test in Section 7701(b)
of the Code;

*	a corporation or other entity
taxable as a corporation, for
U.S. federal income tax purposes,
created or organized in or under
the laws of the United States or
any political subdivision
thereof;

*	a trust over the administration
of which a court in the U.S. has
primary supervision or over which
U.S. persons have control; or

*	an estate, the income of which is
subject to U.S. federal income
taxation regardless of its
source.

A "Non-U.S. stockholder" is a
beneficial owner of shares of our
securities that is neither a U.S.
stockholder nor a partnership for U.S.
federal income tax purposes. If a
partnership (including an entity
treated as a partnership for U.S.
federal income tax purposes) holds
shares of our securities, the tax
treatment of a partner in the
partnership will generally depend upon
the status of the partner and the
activities of the partnership. A
prospective stockholder who is a
partner of a partnership holding
shares of our securities should
consult his, her or its tax advisors
with respect to the purchase,
ownership and disposition of shares of
our securities.

Tax matters are very complicated and
the tax consequences to an investor of
an investment in our shares will
depend on the facts of his, her or its
particular situation. We encourage
investors to consult their tax
advisors regarding the specific
consequences of such an investment,
including tax reporting requirements,
the applicability of U.S. federal,
state, local and foreign tax laws,
eligibility for the benefits of any
applicable tax treaty and the effect
of any possible changes in the tax
laws.

Taxation of U.S.  security holders

For U.S. federal income tax purposes,
distributions by us generally are
taxable to U.S.  security holders as
ordinary income or capital gains.
Distributions of our "investment
company taxable income" (which is,
generally, our ordinary income plus
net realized short-term capital gains
in excess of net realized long-term
capital losses) will be taxable as
ordinary income to U.S.  security
holders to the extent of our current
or accumulated earnings and profits,
whether paid in cash or reinvested in
additional securities through our
dividend reinvestment plan. For
taxable years beginning before January
1, 2011, to the extent such
distributions paid by us are
attributable to dividends from U.S.
corporations and certain qualified
foreign corporations, such
distributions may be designated by us
as "qualified dividend income"
eligible to be taxed in the hands of
non-corporate security holders at the
rates applicable to long-term capital
gains, provided holding period and
other requirements are met at both the
stockholder and company levels. In
this regard, it is anticipated that
distributions paid by us generally
will not be attributable to dividends
and, therefore, generally will not be
qualified dividend income.
Distributions of our net capital gains
(which is generally our realized net
long-term capital gains in excess of
realized net short-term capital
losses) properly designated by us as
"capital gain dividends" will be
taxable to a U.S. stockholder as long-
term capital gains (currently at a
maximum rate of 15% in the case of
individuals, trusts or estates),
regardless of the U.S. stockholder's
holding period for his, her or its
securities and regardless of whether
paid in cash or reinvested in
additional securities. Distributions
in excess of our current and
accumulated earnings and profits first
will reduce a U.S. stockholder's
adjusted tax basis in such
stockholder's securities and, after
the adjusted basis is reduced to zero,
will constitute capital gains to such
U.S. stockholder.

We may retain some or all of our
realized net long-term capital gains
in excess of realized net short-term
capital losses and designate the
retained net capital gains as a
"deemed distribution." In that case,
among other consequences, we will pay
tax on the retained amount, each U.S.
stockholder will be required to
include his, her or its share of the
deemed distribution in income as if it
had been actually distributed to the
U.S. stockholder, and the U.S.
stockholder will be entitled to claim
a credit equal to his, her or its
allocable share of the tax paid
thereon by us. The amount of the
deemed distribution net of such tax
will be added to the U.S.
stockholder's cost basis for his, her
or its securities. Since we expect to
pay tax on any retained net capital
gains at our regular corporate tax
rate, and since that rate is in excess
of the maximum rate currently payable
by individuals on long-term capital
gains, the amount of tax that
individual  security holders will be
treated as having paid and for which
they will receive a credit will exceed
the tax they owe on the retained net
capital gain. Such excess generally
may be claimed as a credit against the
U.S. stockholder's other U.S. federal
income tax obligations or may be
refunded to the extent it exceeds a
stockholder's liability for U.S.
federal income tax. A stockholder that
is not subject to U.S. federal income
tax or otherwise required to file a
U.S. federal income tax return would
be required to file a U.S. federal
income tax return on the appropriate
form to claim a refund for the taxes
we paid. For U.S. federal income tax
purposes, the tax basis of shares
owned by a stockholder generally will
be increased by an amount equal to the
difference between the amount of
undistributed capital gains included
in the stockholder's gross income and
the tax deemed paid by the stockholder
as described in this paragraph. To
utilize the deemed distribution
approach, we must provide written
notice to our  security holders prior
to the expiration of 60 days after the
close of the relevant taxable year. We
cannot treat any of our investment
company taxable income as a "deemed
distribution." We may also make actual
distributions to our  security holders
of some or all of realized net long-
term capital gains in excess of
realized net short-term capital
losses.

For purposes of determining (1)
whether the Annual Distribution
Requirement is satisfied for any year
and (2) the amount of capital gain
dividends paid for that year, we may,
under certain circumstances, elect to
treat a dividend that is paid during
the following taxable year as if it
had been paid during the taxable year
in question. If we make such an
election, the U.S. stockholder will
still be treated as receiving the
dividend in the taxable year in which
the distribution is made. However, any
dividend declared by us in October,
November or December of any calendar
year, payable to  security holders of
record on a specified date in such a
month and actually paid during January
of the following year, will be treated
as if it had been received by our U.S.
security holders on December 31 of the
year in which the dividend was
declared. A U.S. stockholder generally
will recognize taxable gain or loss if
the U.S. stockholder sells or
otherwise disposes of his, her or its
shares of our securities. Any gain
arising from such sale or disposition
generally will be treated as long-term
capital gain or loss if the U.S.
stockholder has held his, her or its
shares for more than one year.
Otherwise, it will be classified as
short-term capital gain or loss.
However, any capital loss arising from
the sale or disposition of shares of
our securities held for six months or
less will be treated as long-term
capital loss to the extent of the
amount of capital gain dividends
received, or undistributed capital
gain deemed received, with respect to
such shares. In addition, all or a
portion of any loss recognized upon a
disposition of shares of our
securities may be disallowed if other
shares of our securities are purchased
(whether through reinvestment of
distributions or otherwise) within 28
days before or after the disposition.
In such a case, the basis of the newly
purchased shares will be adjusted to
reflect the disallowed loss. For
taxable years beginning before January
1, 2011, individual U.S.  security
holders are subject to a maximum U.S.
federal income tax rate of 15% on
their net capital gain (i.e., the
excess of realized net long-term
capital gain over realized net short-
term capital loss for a taxable year)
including any long-term capital gain
derived from an investment in our
shares. Such rate is lower than the
maximum rate on ordinary income
currently payable by individuals.
Corporate U.S.  security holders
currently are subject to U.S. federal
income tax on net capital gain at the
maximum 35% rate also applied to
ordinary income. Non-corporate
security holders with net capital
losses for a year (i.e., capital
losses in excess of capital gains)
generally may deduct up to $3,000 of
such losses against their ordinary
income each year ($1,500 for married
individuals filing separately); any
net capital losses of a non-corporate
stockholder in excess of $3,000
($1,500 for married individuals filing
separately) generally may be carried
forward and used in subsequent years
as provided in the Code. Corporate
security holders generally may not
deduct any net capital losses for a
year, but may carry back such losses
for three years or carry forward such
losses for five years.

Distributions are taxable to  security
holders even if they are paid from
income or gains earned by us before a
stockholder's investment (and thus
were included in the price the
stockholder paid). If an investor
purchases shares of our securities
shortly before the record date of a
distribution, the price of the shares
will include the value of the
distribution and the investor will be
subject to tax on the distribution
even though economically, it may
represent a return of his, her or its
investment. Distributions are taxable
whether  security holders receive them
in cash or reinvest them in additional
shares through the Dividend
Reinvestment Plan. A stockholder whose
distributions are reinvested in shares
will be treated as having received a
dividend equal to either (i) the fair
market value of the shares issued to
the stockholder (if we issue new
shares), or (ii) the amount of cash
allocated to the stockholder for the
purchase of shares on its behalf (if
we purchase shares on the open
market). We will send to each of our
U.S.  security holders, as promptly as
possible after the end of each
calendar year, a notice detailing, on
a per share and per distribution
basis, the amounts includible in such
U.S. stockholder's taxable income for
such year as ordinary income and as
long-term capital gain. In addition,
the U.S. federal tax status of each
year's distributions generally will be
reported to the IRS (including the
amount of dividends, if any, eligible
for the 15% "qualified dividend
income" rate). Distributions may also
be subject to additional state, local
and foreign taxes depending on a U.S.
stockholder's particular situation.
Dividends distributed by us generally
will not be eligible for the corporate
dividends-received deduction or the
preferential rate applicable to
"qualified dividend income."

We may be required to withhold U.S.
federal income tax ("backup
withholding"), currently at a rate of
28%, from all distributions to any
non-corporate U.S. stockholder (1) who
fails to furnish us with a correct
taxpayer identification number or a
certificate that such stockholder is
exempt from backup withholding, or (2)
with respect to whom the IRS notifies
us that such stockholder has failed to
properly report certain interest and
dividend income to the IRS and to
respond to notices to that effect. An
individual's taxpayer identification
number is his or her social security
number. Any amount withheld under
backup withholding is allowed as a
credit against the U.S. stockholder's
federal income tax liability, provided
that proper information is provided to
the IRS.

Under Treasury regulations, if a
stockholder recognizes a loss with
respect to our shares of $2 million or
more for an individual stockholder or
$10 million for a corporate
stockholder, the stockholder must file
with the IRS a disclosure statement on
Form 8886. Direct  security holders of
portfolio securities are in many cases
excepted from this reporting
requirement, but under current
guidance,  security holders of a RIC
are not excepted. Future guidance may
extend the current exception from this
reporting requirement to  security
holders of most or all RICs. The fact
that a loss is reportable under these
regulations does not affect the legal
determination of whether a taxpayer's
treatment of the loss is proper.
security holders should consult their
tax advisors to determine the
applicability of these regulations in
light of their individual
circumstances.

Taxation of Non-U.S.  security holders

Whether an investment in the shares is
appropriate for a non-U.S. stockholder
will depend upon that person's
particular circumstances. Non-U.S.
security holders should consult their
tax advisors before investing in our
securities. In general, dividend
distributions (other than certain
distributions derived from net long-
term capital gains, certain interest
income and short term capital gains,
as described below) paid by us to a
non-U.S. stockholder are subject to
withholding of U.S. federal income tax
at a rate of 28% (or lower applicable
treaty rate) even if they are funded
by income or gains that, if paid to a
non-U.S. stockholder directly, would
not be subject to withholding. If the
distributions are effectively
connected with a U.S. trade or
business of the non-U.S. stockholder,
(and, if an income tax treaty applies,
attributable to a permanent
establishment in the United States),
we will not be required to withhold
U.S. federal income tax if the non-
U.S. stockholder complies with
applicable certification and
disclosure requirements, although the
distributions will be subject to U.S.
federal income tax at the rates
applicable to U.S.  security holders.
(Special certification requirements
apply to a non-U.S. stockholder that
is a foreign partnership or a foreign
trust and such entities are urged to
consult their tax advisors.) For
taxable years beginning prior to
January 1, 2008, except as provided
below, we generally will not be
required to withhold any amounts with
respect to certain distributions of
(1) U.S.-source interest income that
meets certain requirements, and (2)
net short-term capital gains in excess
of net long-term capital losses, in
each case to the extent we properly
designate such distributions. We
intend to make such designations. In
respect of distributions described in
clause (1) above, however, we will be
required to withhold amounts with
respect to distributions to a non-U.S.
stockholder:

*	that has not provided a
satisfactory statement that the
beneficial owner is not a U.S.
person;

*	to the extent that the dividend
is attributable to certain
interest on an obligation if the
non-U.S. stockholder is the
issuer or is a 10% stockholder of
the issuer;

*	that is within certain foreign
countries that have inadequate
information exchange with the
United States; or

*	to the extent the dividend is
attributable to interest paid by
a person that is a related person
of the non-U.S. stockholder and
the non-U.S. stockholder is a
"controlled foreign corporation"
for U.S. federal income tax
purposes.

Actual or deemed distributions of our
net capital gain to a non-U.S.
stockholder, and gains realized by a
non-U.S. stockholder upon the sale of
our securities, will not be subject to
U.S. federal withholding tax and
generally will not be subject to U.S.
federal income tax unless the
distributions or gain, as the case may
be, are effectively connected with a
U.S. trade or business of the non-U.S.
stockholder (and, if an income tax
treaty applies, are attributable to a
permanent establishment maintained by
the non-U.S. stockholder in the U.S.),
or in the case of an individual
stockholder, the stockholder is
present in the U.S. for a period or
periods aggregating 183 days or more
during the year of the sale or capital
gain dividend and certain other
conditions are met. If we distribute
our net capital gain in the form of
deemed rather than actual
distributions, a non-U.S. stockholder
will be entitled to a U.S. federal
income tax credit or tax refund equal
to the stockholder's allocable share
of the tax we pay on the capital gains
deemed to have been distributed. To
obtain the refund, the non-U.S.
stockholder must obtain a U.S.
taxpayer identification number and
file a U.S. federal income tax return
even if the non-U.S. stockholder would
not otherwise be required to obtain a
U.S. taxpayer identification number or
file a U.S. federal income tax return.
For a corporate non-U.S. stockholder,
distributions (both actual and
deemed), and gains realized upon the
sale of our securities that are
effectively connected to a U.S. trade
or business may, under certain
circumstances, be subject to an
additional "branch profits tax" at a
28% rate (or at a lower rate if
provided for by an applicable treaty).

A non-U.S. stockholder who is a non-
resident alien individual, and who is
otherwise subject to withholding of
U.S. federal tax, may be subject to
information reporting and backup
withholding of U.S. federal income tax
on dividends unless the non-U.S.
stockholder provides us or the
dividend paying agent with an IRS Form
W-8BEN (or an acceptable substitute or
successor form) or otherwise meets
documentary evidence requirements for
establishing that it is a non-U.S.
stockholder or otherwise establishes
an exemption from backup withholding.
Investment in the shares may not be
appropriate for a non-U.S.
stockholder. Non-U.S. persons should
consult their tax advisors with
respect to the U.S. federal income tax
and withholding tax, and state, local
and foreign tax consequences of an
investment in the shares. This
prospectus contains a summary of the
securities, preferred stock,
subscription rights, debt securities
and warrants. These summaries are not
meant to be a complete description of
each security. However, this
prospectus and the accompanying
prospectus supplement will contain the
material terms and conditions for each
security.

Any of the securities described herein
and in any prospectus, supplement may
be issued separately or as part of a
unit consisting of two or more
securities, which may or may not be
separable from one another.


ROYALTY CONTRACTS

The following is a discussion of the
material United States ("U.S.")
federal income tax consequences to
investors of the purchase, ownership
and disposition of Royalty contracts
by investors that purchase Royalty
contracts in connection with this
offering and hold the Royalty
contracts as capital assets.  This
summary does not address all aspects
of U.S. federal income tax laws (or
any state, local or non-U.S. laws, or
laws not in force as of the
preparation of this Term Sheet), and
there can be no assurance that those
laws or the interpretation of those
laws will not change, possibly
retroactively.
Potential investors are encouraged to
consult their own tax advisors in
determining the particular U.S.
federal, state and local, and non-
U.S., consequences to them of the
purchase, ownership and disposition of
the Royalty contracts.
This discussion is based upon U.S.
federal income tax law (including
provisions of the Internal Revenue
Code of 1986, as amended (the "Code"),
U.S. Treasury regulations promulgated
thereunder, and published rulings and
decisions now in effect), which are
subject to change (or changes in
interpretation), possibly with
retroactive effect.  This discussion
does not purport to deal with all U.S.
federal tax consequences applicable to
all categories of investors.  Some
holders, including U.S. expatriates,
insurance companies, tax-exempt
organizations, regulated investment
companies, financial institutions or
brokers/dealers, taxpayers subject to
the alternative minimum tax, holders
that will hold their Royalty contracts
as part of a hedge, straddle,
appreciated financial position or
conversion transaction, taxpayers with
a functional currency other than the
U.S. Dollar, and holders that will
hold their Royalty contracts as other
than capital assets may be subject to
special rules that are not discussed
below.
This summary does not consider the
U.S. federal income tax consequences
of the purchase, ownership or
disposition of Royalty contracts by a
partnership.  If a partnership holds
Royalty contracts, the tax treatment
of a partner generally will depend
upon the status of the partner and the
activities of the partnership.
Partnerships acquiring, holding or
disposing of Royalty contracts, and
partners in such partnerships, are
encouraged to consult their own tax
advisors.
No ruling has or will be sought from
the U.S. Internal Revenue Service (the
"IRS") regarding the matters addressed
below and the conclusions expressed
are not binding on the IRS or any
court.
As used in this summary, "U.S. holder"
means a beneficial owner that for U.S.
federal income tax purposes is (a) a
citizen or resident of the United
States, (b) a domestic corporation,
(c) a trust subject to the control of
a U.S. person (as defined under the
Code) and the primary supervision of a
U.S. court, or that has validly
elected to be treated as a U.S. person
(as defined under the Code), or (d) an
estate the income of which is subject
to U.S. federal income tax regardless
of its source.  A "non-U.S. holder" is
any investor other than a U.S. holder
and other than a partnership.
General U.S. Federal Income Tax
Treatment of the Royalty contracts
Entrex believes that for U.S. federal
income tax purposes, the Royalty
contracts would be treated as
interests in a partnership, and would
not be treated as debt or equity of
the issuer.
A partnership is not subject to U.S.
federal income tax.  Instead, in
computing its U.S. federal income tax
liability each year, each partner is
required to separately take into
account on its own U.S. federal income
tax return its distributive share of
the partnership's items of income
(including, if any, items of gain,
loss, deduction, credit and tax
preference) for the taxable year of
the partnership ending within or with
such taxable year of the partner
(whether or not the partnership
actually distributed cash during the
taxable year).  To the extent cash
distributed to a partner for any year
exceeds the taxable income of such
partner for that year the excess will
be treated as a return of capital for
U.S. federal income tax purposes.  To
the extent that cash distributions are
treated as a return of capital (and to
the extent that tax losses, if any,
are allocated to the partner), the tax
bases of the partners in their
respective partnership interests will
be reduced (but not below zero).
Distributions with respect to the
Royalty contracts will be in part,
distributions of ordinary income
subject to U.S. federal income tax at
ordinary rates, and in part, a return
of capital to the holders of the
Royalty contracts.  The expected U.S.
federal income tax treatment of such
distributions is subject to change.
The American Jobs Creation Act of 2004
added section 1286(f) to the Code,
which authorizes the U.S. Treasury
Department to promulgate regulations
that, in appropriate cases, would
apply rules that are similar to the
present-law rules for stripped bonds
and stripped preferred stock to direct
or indirect interests in an entity or
account substantially all of the
assets of which consist of bonds (as
defined in section 1286(e)(1) of the
Code), preferred stock (as defined in
section 285(e)(5)(B) of the Code), or
any combination thereof.  These rules
would apply prospectively, except
where necessary to prevent perceived
abuse, and would only apply to cases
in which present-law rules for
stripped bonds and stripped preferred
stock do not already apply to such
interests.  To date, no regulations
have been issued or proposed under
section 1286(f) of the Code, but such
regulations, if issued or proposed,
may affect the U.S. federal income tax
consequences of an investment in the
Royalty contracts.
A holder of Royalty contracts will
have a tax basis in the Royalty
contracts generally equal to the
purchase price of the Royalty
contracts on the date of a purchase
and decreased by any payments treated
as a return of capital.  A holder's
amount realized on the sale or other
disposition of the Royalty contracts
generally will be the amount of cash,
or fair market value of other
property, received for the Royalty
contracts on the date of the
disposition.  This capital gain or
loss generally will be treated as gain
or loss from U.S. sources, and
generally will be long-term capital
gain or loss if the holder's holding
period in the Royalty contracts
exceeds one year.  The deductibility
of capital losses may be limited.
Special Considerations for Non-U.S.
Holders of Royalty contracts.
The tax consequences applicable to
non-U.S. holders of Royalty contracts
generally will depend on whether the
partnership is deemed to be engaged in
a U.S. trade or business.  If the
partnership is deemed to be engaged in
a U.S. trade or business, each non-
U.S. holder would be subject to U.S.
federal income tax on its distributive
share of the taxable income of the
partnership that is deemed to be
"effectively connected" with a U.S.
trade or business, regardless of
whether the partnership makes any cash
distributions.  A 35% withholding tax
generally will be imposed on a non-
U.S. holder's allocable share of any
taxable income of the partnership that
is "effectively connected" with a U.S.
trade or business (whether or not such
income is distributed).  Such
withholding tax may be claimed as a
credit against such non-U.S. holder's
substantive U.S. tax liability.
Prospective investors that are treated
as foreign corporations for U.S.
federal income tax purposes should
also be aware that the 28% U.S.
"branch-profits tax" imposed by
section 884 of the Code would apply to
an investment in the partnership,
although the tax rate may be reduced
or the tax eliminated entirely for
residents of certain countries with
tax treaties with the United States.
To the extent that the partnership
realizes any fixed, determinable,
annual or periodical income (such as
dividend income from the issuer) that
is not effectively connected with a
U.S. trade or business, each non-U.S.
holder's allocable share of such
income generally will be subject to a
28% withholding tax.  Such withholding
tax may be reduced or eliminated under
any applicable income tax treaty
between the United States and the non-
U.S. holder's country of residence or
under the "portfolio interest" rules
contained in section 871 or 881 of the
Code, provided that the non-U.S.
holder provides proper certification
as to its eligibility for such
treatment.  Any non-U.S. holder that
is a governmental entity qualifying
under section 892 of the Code may be
exempt from the 28% withholding tax.
Publicly Traded Partnership.
Under section 7704 of the Code,
"publicly traded partnerships"
("PTPs") are generally treated as
corporations for U.S. federal income
tax purposes.  A PTP is any
partnership in which the interests are
traded on an established securities
market or are readily tradable on a
secondary market (or the substantial
equivalent thereof).  The Royalty
contracts will not be traded on an
established securities market.  Entrex
believes the partnership should not be
considered readily tradable on a
secondary market (or the substantial
equivalent thereof) because the
partnership would satisfy either the
private placement safe harbor set
forth in the U.S. Treasury regulations
for publicly traded partnerships,
which applies if there are not more
than 100 holders of the Royalty
contracts, or in the absence of the
safe harbor, the general "facts and
circumstances" test.  In addition,
under section 7704(c) of the Code, a
partnership will not be a PTP if 90%
or more of its gross income for each
year is passive income, such as
dividends.  Entrex believes the
partnership will satisfy this passive
income test on an annual basis and,
therefore, would not be treated as a
PTP.
Alternative Characterization as a
Corporation.
If the Royalty contracts were for any
reason treated as interests in an
association taxable as a corporation
for U.S. federal income tax purposes,
the corporation would be required to
pay federal income tax at the
corporate tax rate on its taxable
income, including the percentage of
the issuer's gross revenues which is
allocated to pay holders of the
Royalty contracts.  In such case, the
amount of cash available to the
corporation (Issuer) would be
substantially less than if the Royalty
contracts were treated as interests in
a partnership for U.S. federal income
tax purposes.  Moreover, distributions
to the holders of the Royalty
contracts generally would be taxable
to the holders as a dividend taxable
as ordinary income to the extent of
earnings and profits, and holders of
the Royalty contracts would not be
entitled to report profits or losses
realized by the partnership.










ERISA MATTERS


Pension, profit-sharing and other
employee benefit plans subject to
ERISA, as well as retirement plans and
arrangements subject to Section 4975
of the Code, we believe, will be
permitted to invest in our securities.
Each holder that acquires a royalty
contract with assets of an employee
benefit plan or other retirement plan
or arrangement subject to ERISA or
Section 4975 of the Code will be
required to represent that a
prohibited transaction exemption will
apply to its acquisition, holding and
disposition of the royalty contract/s.


DESCRIPTION OF OUR SECURITIES

The following description is based on
relevant portions of the Nevada
General Corporation Law and on our
certificate of incorporation and
bylaws. This summary may not contain
all of the information that is
important to you, and we refer you to
the Nevada  General Corporation Law
and our certificate of incorporation
and bylaws for a more detailed
description of the provisions
summarized below.

Securities

Our authorized capital stock consists
of 1,000,000,000 shares of securities,
par value $.0001 per share, of which
zero shares were outstanding as of
January 8, 2021, and Zero shares of
preferred stock, par value $.001 per
share, of which none outstanding as of
January 8, 2021. We anticipate our
securities will be traded on the over-
the-counter market.  Under Nevada law,
our security holders are not
personally liable for our debts or
obligations solely based on their
ownership of our securities.

Under the terms of our certificate of
incorporation, all shares of our
securities have equal rights as to
earnings, assets, dividends and
voting, and those shares that have
been issued are duly authorized,
validly issued, fully paid and
nonassessable. Distributions may be
paid to the holders of our securities
if, as and when authorized by our
Board of Directors and declared by us
out of funds legally available
therefor. Except to the extent
required shares of our securities have
no preemptive, exchange, conversion or
redemption rights and are freely
transferable, except where their
transfer is restricted by U.S. federal
and state securities laws or by
contract. In the event of our
liquidation, dissolution or winding
up, each share of our securities would
be entitled to share ratably in all of
our assets that are legally available
for distribution after we pay all
debts and other liabilities and
subject to any preferential rights of
holders of any series preferred stock
that might be outstanding at that
time. Each share of our securities is
entitled to one vote on all matters
submitted to a vote of  security
holders, including the election of
directors.

Limitation on Liability of Directors
and Officers; Indemnification and
Advance of Expenses

Under our certificate of
incorporation, we will fully indemnify
any person who was or is involved in
any actual or threatened action, suit
or proceeding (whether civil,
criminal, administrative or
investigative) by reason of the fact
that such person is or was one of our
directors or officers or is or was
serving at our request as a director
or officer of another corporation,
partnership, limited liability
company, joint venture, trust or other
enterprise, including service with
respect to an employee benefit plan,
against all expense, liability and
loss (including attorneys' fees and
related disbursements), judgments,
fines, excise taxes or penalties under
the Employee Retirement Income
Security Act of 1974, as amended,
penalties and amounts paid or to be
paid in settlement, actually and
reasonably incurred by such person in
connection with such action, suit or
proceeding, except with respect to any
matter as to which such person shall
have been finally adjudicated in a
decision on the merits in any such
action, suit or other proceeding not
to have acted in good faith in the
reasonable belief that such person's
action was in our best interests or to
be liable to us or our  security
holders by reason of willful
misfeasance, bad faith, gross
negligence or reckless disregard of
the duties involved in the conduct of
such person's office. Our certificate
of incorporation also provides that
our directors will not be personally
liable for monetary damages to us for
breaches of their fiduciary duty as
directors, except for a breach of
their duty of loyalty to us or our
security holders, for acts or
omissions not in good faith in the
reasonable belief that the action was
in the best interests of the Company
or which involve intentional
misconduct or a knowing violation of
law, for authorization of illegal
dividends or redemptions or for any
transaction from which the director
derived an improper personal benefit.
We may not indemnify any director or
officer against liability to it or its
security holders to which he or she
might otherwise be subject by reason
of his or her willful misfeasance, bad
faith, gross negligence or reckless
disregard of the duties involved in
the conduct of his or her office.

Nevada law also provides that
indemnification permitted under the
law shall not be deemed exclusive of
any other rights to which the
directors and officers may be entitled
under the corporation's bylaws, any
agreement, a vote of security holders
or otherwise. We have entered into
indemnification agreements with each
of our directors and with each of our
officers.

Our certificate of incorporation
permits us to secure insurance on
behalf of any person who is or was or
has agreed to become a director or
officer of our company or is or was
serving at our request as a director
or officer of another enterprise for
any liability arising out of his or
her actions, regardless of whether the
Nevada General Corporation Law would
permit indemnification. We may obtain
liability insurance for our officers
and directors.

Nevada Law and Certain Certificate of
Incorporation and Bylaw Provisions;
Anti-Takeover Measures

We are subject to the provisions of
the Nevada General Corporation Law. In
general, the statute prohibits a
publicly held Nevada corporation from
engaging in a "business combination"
with "interested security holders" for
a period of three years after the date
of the transaction in which the person
became an interested stockholder,
unless the business combination is
approved in a prescribed manner. A
"business combination" includes
certain mergers, asset sales and other
transactions resulting in a financial
benefit to the interested stockholder.
Subject to exceptions, an "interested
stockholder" is a person who, together
with his, her or its affiliates and
associates, owns, or within three
years did own, 15% or more of the
corporation's voting stock. Our
certificate of incorporation and
bylaws provide that:

*	the Board of Directors is divided
into three classes, as nearly
equal in size as possible, with
staggered three-year terms;

*	directors may be removed only for
cause by the affirmative vote of
the holders of 75% of the shares
of our capital stock entitled to
vote;

*	subject to regulations, any
vacancy on the Board of
Directors, however the vacancy
occurs, including a vacancy due
to an enlargement of the Board of
Directors, may only be filled by
vote of the directors then in
office.

The classification of our Board of
Directors and the limitations on
removal of directors and filling of
vacancies could have the effect of
making it more difficult for a third
party to acquire us, or of
discouraging a third party from
acquiring us.

Our certificate of incorporation and
bylaws also provide that:

*	any action required or permitted
to be taken by the security
holders at an annual meeting or
special meeting of security
holders may only be taken if it
is properly brought before such
meeting and may not be taken by
written action in lieu of a
meeting; and

*	special meetings of the security
holders may only be called by our
Board of Directors, chairman or
CEO.

Our bylaws provide that, in order for
any matter to be considered "properly
brought" before a meeting, a
stockholder must comply with
requirements regarding advance notice
to us. These provisions could delay,
until the next security holders'
meeting, stockholder actions which are
favored by the holders of a majority
of our outstanding voting securities.
These provisions may also discourage
another person or entity from making a
tender offer for our securities,
because such person or entity, even if
it acquired a majority of our
outstanding voting securities, would
be able to take action as a
stockholder (such as electing new
directors or approving a merger) only
at a duly called security holders
meeting, and not by written consent.

Nevada's law generally provides that
the affirmative vote of a majority of
the shares entitled to vote on any
matter is required to amend a
corporation's certificate of
incorporation or bylaws, unless a
corporation's certificate of
incorporation or bylaws requires a
greater percentage. Under our
certificate of incorporation and
bylaws, the affirmative vote of the
holders of at least 75% of the shares
of our capital stock entitled to vote
is required to amend or repeal any of
the provisions of our bylaws.
Moreover, our bylaws provide that
generally, a majority of the shares of
our capital stock issued and
outstanding and entitled to vote may
amend our certificate of
incorporation. However, the vote of at
least 75% of the shares of our capital
stock then outstanding and entitled to
vote in the election of directors,
voting together as a single class, is
required to amend or repeal any
provision of the certificate of
incorporation pertaining to the Board
of Directors, limitation of liability,
indemnification, stockholder action or
amendments to the certificate of
incorporation, to approve a proposal
to convert, whether by merger or
otherwise, from a closed-end company
to an open-end company or to approve a
proposal to effect our liquidation or
dissolution. However, if such
amendment or proposal is approved by
at least 75% of our continuing
directors (in addition to approval by
our Board of Directors), such
amendment or proposal may be approved
by the  security holders entitled to
cast a majority of the votes entitled
to be cast on such matter. The
"continuing directors" is defined in
our certificate of incorporation as
our directors at the time of the
completion of our initial public
offering as well as those directors
whose nomination for election by the
security holders or whose election by
the directors to fill vacancies is
approved by a majority of the
continuing directors then on our Board
of Directors. The stockholder vote
with respect to our certificate of
incorporation or bylaws would be in
addition to any separate class vote
that might in the future be required
under the terms of any series
preferred stock that might be
outstanding at the time any such
changes are submitted to security
holders. In addition, our certificate
of incorporation permits our Board of
Directors to amend or repeal our
bylaws by a majority vote.

DESCRIPTION OF ROYALTY CONTRACTS


Royalty Contracts are revenue
participation certificates issued by
private oil and gas companies which
entitle the investor to an agreed upon
percentage of a private company's
gross revenues, paid to the investor
on a designated basis.

Features of Royalty Contracts
Royalty Contracts investing offers a
means to invest in private sector
companies that are otherwise difficult
to reach by institutional and high-net
worth investors and are designed to
provide monthly distributions.  On a
relative basis, the mechanics of
Royalty Contracts are more simple
instruments when compared to equity or
debt instruments and include the
following features:
   *	Current income through monthly
cash flow streams and monthly
partnership distributions.

   *	Income streams increase and
decrease in direct proportion to
portfolio company revenues, although
in certain instances, minimum and
maximum payment restrictions may be
negotiated as a part of the
investment.

   *	Royalty Contracts securities may
be positioned, under default in the
same manner as other unsecured
corporate obligations of portfolio
companies.

   *	Royalty Contracts conclude or are
redeemed (periodically) as a result of
a change in control and/or voluntary
redemption elections.

Royalty Contracts may be issued with
the following terms and conditions

      The Royalty Contracts shall rank
pari passu with any of our other
senior, unsecured obligations, and do
not confer any voting rights on the
registered holder thereof. A
registered holder of a Royalty
Contracts holds a instrument payable
in installments based on a percentage
(the "Revenue Participation
Percentage") of our Gross Revenues,
payable monthly in arrears on each
Payment Date.  The Royalty Contracts
does not provide for the repayment of
principal at Stated Maturity.  Neither
the Royalty Contracts nor any of the
Investor's rights under the Operative
Agreements shall confer on the
Investor any ownership interest in us.
The Revenue Participation Percentage
shall be adjusted upon the transfer of
less than all of a holder's interest
in a Royalty Contracts.  For these
purposes, our Gross Revenues are
determined in accordance with
generally accepted accounting
principles (GAAP) in effect as of the
date of issuance, consistently
applied.  Payment shall be made on the
twentieth (20th) day of each calendar
month or, if such day is not a
business day, the next succeeding
business day, during the Term.

      The term of each Royalty
Contracts shall commence on the Date
of Issuance and end on the close of
business of the last Payment Date (the
"Stated Maturity"), unless terminated
earlier.  The Royalty Contracts may be
terminated prior to the Stated
Maturity in the case of an Event of
Default or the occurrence of the
Hurdle Achievement Date.

      All payments under the Royalty
Contracts will be made without
withholding for any Tax unless such
withholding is required by law.  If we
are so required to withhold, we shall
gross-up its payments to the relevant
holder as is necessary to ensure that
the net amount actually received by
such holder will equal the full amount
such holder would have received had no
such withholding been required.

      The relationship between us and
the royalty contract counter-party is
that of a debtor and creditor.
Nothing in the Indenture or otherwise
shall be deemed or construed to have
created or construed as having created
a joint venture, co-ownership, profit
sharing or partnership relationship.

      The Royalty Contracts may be
issued pursuant to an Indenture
between us and the Trustee, if
elected.  The Bank of New York, not in
its individual capacity, but solely as
trustee.  The Trustee may resign and
be discharged of its duties by
executing an instrument in writing and
mailing a copy of such instrument to
each of the holders of a Royalty
Contracts at least sixty days before
the date specified in such instrument
as the date when such resignation is
to take effect.  Such resignation
shall become effective on the later of
(i) the date so specified, and (ii)
the appointment of a successor
trustee.  The Trustee may not be
removed as trustee under the Indenture
except in the case of willful
misconduct or gross negligence.

      We shall provide file or furnish
on Form 8-K a monthly Gross Revenues
Statement, setting forth in reasonable
detail, our Gross Revenues during the
preceding calendar month, on each
Payment Date, together with (a) a
monthly compliance certificate, duly
executed by our chief financial
officer, as to the accuracy of such
monthly gross revenue statement, (b)
an Officer's Certificate, duly
executed by one of our senior
officers, as to our compliance with
our obligations under the Operative
Agreements and the accuracy in all
material respects of our
representations and warranties
contained in therein, and; (c) a
schedule, prepared in reasonable
detail, reconciling our Gross Revenues
during the preceding calendar month
and our gross revenues shown on our
audited or unaudited financial
statements for the related period;

      The following events and
circumstances shall constitute Events
of Default under our Royalty
Contracts:

*	our failure to pay any Payment
Amount when due;

*	our failure to perform any other
obligation to be performed by us
under any Operative Agreement if
such failure is not cured within
28 days after notice;

*	our repudiation, rejection or
challenge of the validity of any
Operative Agreement;

*	A representation made by us in
any Operative Agreement or any
certificate or agreement
delivered pursuant thereto proves
to have been incorrect or
misleading in any material
respect when made;

*	Cross-default or cross-
acceleration with respect to our
indebtedness;

*	We are generally not paying, or
we admit in writing our inability
to pay, our debts as they become
due, we make an assignment for
the benefit of our creditors; the
appointment of a receiver,
trustee or other officer with
similar powers with respect to us
or any substantial part of our
property; the adjudication of us
as insolvent or to be liquidated;
the filing of any voluntary
petition in bankruptcy or
approval of any involuntary
petition for bankruptcy relief or
reorganization of us or we
otherwise becomes subject to
bankruptcy or insolvency
proceedings; or we take corporate
action for the purpose of any of
the foregoing (each such event,
an "Insolvency Event");

*	a final judgment or judgments for
the payment of money aggregating
in excess of the asset value of
the outstanding royalty contracts
are rendered against us which are
not, within 60 days after entry
thereof, bonded, discharged or
stayed pending appeal.

PLAN OF DISTRIBUTION

We may offer, from time to time, in
one or more offerings or series, up to
$100,000,000 of our securities in
association with our Royalty
contracts, separately or as units
comprising any combination of the
foregoing, on the terms to be
determined at the time of the
offering. We may sell the securities
through underwriters or dealers,
directly to one or more purchasers,
including existing security holders in
a rights offering, through agents or
through a combination of any such
methods of sale. In the case of a
rights offering, the applicable
prospectus supplement will set forth
the number of shares of our securities
issuable upon the exercise of each
right and the other terms of such
rights offering. Any underwriter or
agent involved in the offer and sale
of the securities will be named in the
applicable prospectus supplement.

The distribution of the securities may
be effected from time to time in one
or more transactions at a fixed price
or prices, which may be changed, at
prevailing market prices at the time
of sale, at prices related to such
prevailing market prices, or at
negotiated prices; provided, however,
that the offering price per share of
our securities, less any underwriting
commissions or discounts, must equal
or exceed the net asset value per
share of our securities at the time of
the offering except (i) in connection
with a rights offering to our existing
security holders, (ii) with the
consent of the majority of our common
security holders or (iii) under such
circumstances as the SEC may permit.

In connection with the sale of the
securities, underwriters or agents may
receive compensation from us or from
purchasers of the securities, for whom
they may act as agents, in the form of
discounts, concessions or commissions.
Underwriters may sell the securities
to or through dealers and such dealers
may receive compensation in the form
of discounts, concessions or
commissions from the underwriters
and/or commissions from the purchasers
for whom they may act as agents.
Underwriters, dealers and agents that
participate in the distribution of the
securities may be deemed to be
underwriters under the Securities Act,
and any discounts and commissions they
receive from us and any profit
realized by them on the resale of the
securities may be deemed to be
underwriting discounts and commissions
under the Securities Act. Any such
underwriter or agent will be
identified and any such compensation
received from us will be described in
the applicable prospectus supplement.
The maximum commission or discount to
be received by any member of the
Financial Industry Regulatory
Authority ("FINRA") or independent
broker-dealer will not be greater than
8% for the sale of any securities
being registered.

We may sell the securities through
agents from time to time. The
prospectus supplement will name any
agent involved in the offer or sale of
the securities and any commissions we
pay to them. Generally, any agent will
be acting on a best-efforts basis for
the period of its appointment.

Any securities sold pursuant to a
prospectus supplement may be traded on
an over the counter market or another
exchange on which the securities are
traded.

Under agreements that we may enter,
underwriters, dealers and agents who
participate in the distribution of
shares of our securities may be
entitled to indemnification by us
against certain liabilities, including
liabilities under the Securities Act.
Underwriters, dealers and agents may
engage in transactions with, or
perform services for, us in the
ordinary course of business.

If so indicated in the applicable
prospectus supplement, we will
authorize underwriters or other
persons acting as our agents to
solicit offers by certain institutions
to purchase shares of our securities
from us pursuant to contracts
providing for payment and delivery on
a future date. Institutions with which
such contracts may be made include
commercial and savings banks,
insurance companies, pension funds,
investment companies, educational and
charitable institutions and others,
but in all cases such institutions
must be approved by us. The
obligations of any purchaser under any
such contract will be subject to the
condition that the purchase of our
securities shall not at the time of
delivery be prohibited under the laws
of the jurisdiction to which such
purchaser is subject. The underwriters
and such other agents will not have
any responsibility in respect of the
validity or performance of such
contracts. Such contracts will be
subject only to those conditions set
forth in the prospectus supplement,
and the prospectus supplement will set
forth the commission payable for
solicitation of such contracts.

We may enter into derivative
transactions with third parties, or
sell securities not covered by this
prospectus to third parties in
privately negotiated transactions. If
the applicable prospectus supplement
indicates, in connection with those
derivatives, the third parties may
sell securities covered by this
prospectus and the applicable
prospectus supplement, including in
short sale transactions. If so, the
third party may use securities pledged
by us or borrowed from us or others to
settle those sales or to close out any
related open borrowings of stock, and
may use securities received from us in
settlement of those derivatives to
close out any related open borrowings
of stock. The third parties in such
sale transactions will be underwriters
and, if not identified in this
prospectus, will be identified in the
applicable prospectus supplement.

In order to comply with the securities
laws of certain states, if applicable,
our securities offered hereby will be
sold in such jurisdictions only
through registered or licensed brokers
or dealers.

TRANSFER AND DIVIDEND PAYING AGENT AND
REGISTRAR

The transfer agent and registrar for
our securities shall  acts as our
transfer agent, dividend paying and
reinvestment agent and registrar.

LEGAL MATTERS

Certain legal matters regarding the
securities offered by this prospectus
will be passed upon for us by the
Company's legal counsel. Certain legal
matters in connection with an offering
will be passed upon for the
underwriters or dealer managers, if
any, by the counsel named in the
prospectus supplement.

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The financial statements and financial
highlights shown in this prospectus
have been audited by our PCAOB
auditor, an independent registered
public accounting firm, as stated in
their report appearing herein, and is
included in reliance upon the report
of such firm given upon their
authority as experts in accounting and
auditing.

AVAILABLE INFORMATION

We have filed with the SEC a
registration statement on Form S-1,
together with all amendments and
related exhibits, under the Securities
Act, with respect to the securities
offered by this prospectus. The
registration statement contains
additional information about us and
the securities being offered by this
prospectus.

As a public company, we file with or
submit to the SEC annual, quarterly
and current periodic reports, proxy
statements and other information
meeting the informational requirements
of the Exchange Act. You may inspect
and copy these reports, proxy
statements and other information, as
well as the registration statement of
which this prospectus forms a part and
the related exhibits and schedules, at
the Public Reference Room of the SEC
at 100 F Street, N.E., Washington,
D.C. 20549. You may obtain information
on the operation of the Public
Reference Room by calling the SEC at
1-800-SEC-0328. Copies of these
reports, proxy and information
statements and other information may
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addition, the SEC maintains an
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reports, proxy and information
statements and other information filed
electronically by us with the SEC at
http://www.sec.gov.




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